Exhibit 1

_____________________________________________________________________

                      SERIES TRUST INDENTURE


                              between


                  TIERS ASSET-BACKED SECURITIES,
                    SERIES CHAMT TRUST 1997-7,
                            as Issuer,


                                and


          FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION,
                       as Indenture Trustee


                     FIXED RATE NOTES, Class A


_____________________________________________________________________

                         TABLE OF CONTENTS

                                                             Page


PRELIMINARY STATEMENT ........................................  1

GRANTING CLAUSES .............................................  1

Section 1.     Definitions ...................................  3

Section 2.     Terms of the Notes ............................  8
               a.   Designation ..............................  8
               b.   Delivery .................................  8
               c.   Aggregate Principal Amount; Classes ......  8
               d.   Places of Payment of Principal ...........  8
               e.   Denominations of Notes ...................  9
               f.   Authentication of Notes ..................  9

Section 3.     Payment  Dates;  Computations of Interest;
                Prepayments; Payment of Principal.............  9
               a.   Payments of Interest .....................  9
               b.   Mandatory Prepayment of Notes ............  9
               c.   Optional Redemption of Notes ............. 10
               d.   Final Payment of Principal ............... 10

Section 4.     Collections and Distributions ................. 10
               a.   Collection Account; Priority of Payments . 10

               b.   Collateral Account; Investments .......... 11

Section 5.     Sale Procedures ............................... 12

Section 6.     Final Scheduled Payment Date................... 12

Section 7.     Events of Default ............................. 13
               a.   Events of Default ........................ 13
               b.   Sale of Assets Upon Event of Default ..... 13
               c.   Distributions after an Event of Default .. 14
               d.   Optional Preservation of the Collateral
                      Obligations............................. 14

Section 8.     Appointment of Indenture  Trustee  as  Paying
                 Agent and Note Registrar..................... 14

Section 9.     Miscellaneous. ................................ 14

SCHEDULE A     Prepayment Calculation Table

APPENDIX 1     Form of Fixed Rate Note, Class A

EXHIBIT A      Standard Terms and Provisions of the Trust Indenture

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                      TIERS ASSET-BACKED SECURITIES,
                    SERIES CHAMT TRUST 1997-7 INDENTURE


          This TIERS Asset-Backed Securities, Series CHAMT Trust 1997-7 Indenture (the "Series Trust Indenture"), dated September 15, 1997, by and between TIERS Asset-Backed Securities, Series CHAMT Trust 1997-7, a Delaware business trust (the "Issuer"), and First Trust of New York, National Association, as trustee and not in its individual capacity (the "Indenture Trustee"), provides for the issuance of Fixed Rate Notes, Series A (the "Notes") and incorporates by reference the Standard Terms and Provisions of the Trust Indenture (the "Standard Terms") attached as Exhibit A hereto (the Series Trust Indenture and the Standard Terms are sometimes collectively referred to as the "Indenture"), and is governed by the Standard Terms as fully as if set forth herein at length. All capitalized terms not defined herein shall have the same meaning as set forth in the Standard Terms.

                       PRELIMINARY STATEMENT

     The Standard Terms permit the Indenture Trustee to authenticate and deliver, to the order of the Issuer, Notes, in exchange for the Collateral Obligations sold, assigned and transferred to the Indenture Trustee pursuant to this Series Trust Indenture.

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, each party hereto agrees for the benefit of each other party hereto and for the equal and ratable benefit of the Holders of the Notes as follows:


                         GRANTING CLAUSES

          The Issuer hereby Grants to the Indenture Trustee at the Closing Date, as trustee for the benefit of the Noteholders (as their interests appear herein) all of the Issuer's right, title and interest in and to (a) the Collateral Obligations; (b) the Swap Agreement; (c) all Eligible Investments acquired by the Issuer; (d) the Collection Account, the Collateral Account and all funds from time to time on deposit therein; and
(e) all payment and future claims, demands, causes and chooses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Collateral").

          The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture. The Indenture Trustee, as trustee on behalf of the Noteholders and (only to the extent expressly provided herein) the Certificateholders, acknowledges such Grant and accepts the trusts under this Indenture in accordance with the provisions of this Indenture.

          The Issuer hereby Grants to the Indenture Trustee at the Closing Date, as collateral agent for the Swap Counterparty (as its interests appear herein) all of the Issuer's right, title and interest in and to (a) the Collateral Obligations; (b) the Swap Agreement; (c) any Eligible Investments acquired by the Issuer; (d) the Collection Account, the Collateral Account and all funds from time to time on deposit therein; and
(e) all payment and future claims, demands, causes and chooses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

          The foregoing Grant is made to secure the payment of all amounts due by the Issuer under the Swap Agreement, but is subject to the priority of payments set forth herein.


                                   2

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          Section 1.     DEFINITIONS.  Terms used  and  not  defined herein
shall have the meanings specified in the Trust Agreement referred to below.

          "ADMINISTRATION AGREEMENT" means the Administration Agreement dated as of September 15, 1997 among the Issuer, First Trust in its capacity as Indenture Trustee and as Administrator pursuant to such Administration Agreement, and the Trustee.

          "ADMINISTRATOR"   means   First   Trust  of  New  York,  National
Association, as administrator under the Administration Agreement.

          "ALLOCABLE CHARGE-OFF AMOUNT" means, as of any Payment Date (i) with respect to the Notes, the Charge-Off Amount less the outstanding principal balance of the Certificates on such date (before giving effect to any distributions on such Payment Date) and (ii) with respect to the Certificates, the Charge-Off Amount (but not to exceed the outstanding principal balance of the Certificates.)

          "AVAILABLE FUNDS" has the meaning set forth in Section 4(a).

          "BUSINESS DAY" means any day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in New York, New York, Wilmington, Delaware and London, England.

          "CERTIFICATES" means the TIERS Asset-Backed Securities, Series CHAMT Trust 1997-7, Floating Rate Certificates, Class B.

          "CERTIFICATE NOTIONAL AMOUNT" means, as of any Payment Date, the outstanding principal balance of the Certificates less the Allocable Charge-Off Amount.

          "CHARGE-OFF AMOUNT" means, as of any Payment Date, the Class A Investor Charge-Offs through such date less the amount of any Excess Spread applied to reimburse the Class A Investor Interest through such date. As used herein the terms "Class A Investor Charge-Offs;" "Class A Investor Interest" and "Excess Spread" have the meanings specified in the Term Assets Prospectus.

          "CLOSING DATE" means September 15, 1997.

          "COLLATERAL" means the collateral pledged to the Indenture Trustee for the benefit of the Noteholders and the Swap Counterparty pursuant to the Granting Clause hereof.

          "COLLATERAL ACCOUNT" means the account by that name established by the Indenture Trustee pursuant to Section 4(b).

          "COLLATERAL OBLIGATIONS" means the Class A Floating Rate Asset Backed Certificates, Series 1996-4 in an aggregate principal amount of $363,900,000 issued by the Chase Credit Card Master Trust.

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          "DEFERRED  INTEREST AMOUNTS" means, as of any Payment  Date,  and with respect to the Notes or the Certificates, any interest due thereon on a prior Payment Date which remains unpaid.

          "EARLY  AMORTIZATION   PAYMENTS"   means,  with  respect  to  the
Collateral Obligations, any payments of principal received thereon prior to the Final Scheduled Payment Date therefor.

          "ELIGIBLE INVESTMENTS" means, any one or more of the following obligations or securities, provided that the total return specified by the terms of each such obligation or security is at least equal to the purchase price thereof: (i) direct obligations of, and obligations fully guaranteed by, the United States; (ii) demand and time deposits in, certificates of deposit of, or banker's acceptances issued by any depository institution or trust company (including the Indenture Trustee or any agent or affiliate of the Indenture Trustee acting in their respective commercial capacities) incorporated under the laws of the United States or any State and subject to supervision and examination by Federal and/or State banking authorities so long as the commercial paper and/or the short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution which is the principal subsidiary of a holding company, the commercial paper or other short-term debt obligations of such holding company) at the time of such investment or contractual commitment providing for such investment rated not less than A-1+ from Standard & Poor and P1 from Moody's; (iii) commercial paper having at the time of such investment, a rating of not less than A-1+ from Standard & Poor and P1 from Moody's; (iv) investments in money market funds having a rating from the Rating Agency in the highest investment category granted thereby (including funds for which the Indenture Trustee or any of its Affiliates is investment manager or advisor or otherwise may have an interest) at the time such investment; and (v) investments in asset-backed securities issued pursuant to a pooling and servicing agreement, master pooling agreement, trust agreement or indenture, having at the time of such investment, a rating of at least AAA from S&P and Aaa from Moody's.

All Eligible Investments shall mature no later than the Final Scheduled Payment Date for the Notes.

          "FINAL SCHEDULED PAYMENT DATE" means, with respect to the Notes, the Certificates or the Collateral Obligations, the Payment Date in November 2003.

          "INITIAL PRINCIPAL AMOUNT" means, with respect to (i) the Collateral Obligations, $363,900,000; and (ii) the Notes $352,980,000.

          "INTEREST ACCRUAL PERIOD" means, with respect to any Payment Date, the period from and including the preceding Payment Date (or, in the

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case of the initial Payment Date, from and including the Closing  Date)  to but excluding such Payment Date.

          "ISSUER" means the TIERS Asset-Backed Securities Series, CHAMT Trust 1997-7.

          "ISSUER ASSETS" means the Collateral Obligations, the Swap Agreement and any Eligible Investments held by the Issuer.

          "MOODY'S" means Moody's Investors Service, Inc.

          "MONTHLY AMORTIZATION RATE" means, for any month, the rate set forth in the Prepayment Calculation Table that corresponds to the PSA Index Rate for such month.

          "MONTHLY PREPAYMENT AMOUNT" means, for any Payment Date, (i) with respect to the Notes, an amount equal to the Note Notional Amount on such Payment Date (before giving effect to any distributions on such date) multiplied by the Monthly Amortization Rate that corresponds to the PSA Index Rate for the month in which such Payment Date occurs and (ii) with respect to the Certificates, an amount equal to the Certificate Notional Amount on such Payment Date (before giving effect to any distributions on such date) multiplied by the Monthly Amortization Rate that corresponds to the PSA Index Rate for the month in which such Payment Date occurs.

          "NOTE CURRENT FACTOR" means a number (carried to eight decimal places) that represents the portion of the aggregate original principal amount of the Notes then outstanding.

          "NOTE INTEREST RATE" means a fixed rate of 6.688% per annum calculated on the basis of a 360-day year consisting of twelve 30-day months.

          "NOTE NOTIONAL AMOUNT" means, on any Payment Date, the Initial Principal Amount of the Notes less any amounts paid to the Noteholders in respect of the Monthly Prepayment Amounts less the Allocable Charge-Off Amount as of such Payment Date, if any. The Note Notional Amount shall never be less than zero.

          "NOTE PRINCIPAL BALANCE" means, at any time of determination, the Initial Note Principal Amount times the Note Current Factor.

          "NOTES" means the TIERS Corporate Asset-Backed, Series CHAMT Trust 1997-7 Fixed Rate Notes, Class A issued pursuant to this Indenture.

          "PAR AMOUNT" means, with respect to any Eligible Investment, the purchase price thereof excluding any accrued interest.

          "PAYMENT DATE" means the 15th day of each month (or, if any such date is not a Business Day, then on the immediately following Business
Day), commencing October 15, 1997.

          "PREPAYMENT CALCULATION TABLE" means the table set forth in Schedule A attached hereto and made a part hereof.

          "PREPAYMENT DETERMINATION DATE" means, for any Payment Date occurring after the Payment Date in January 1999, the first Business Day of the month in which such Payment Date occurs.

          "PRO RATA SHARE" means the percentage obtained by dividing the outstanding principal amount of such Note by the outstanding principal amount of all of the Notes.

          "PSA INDEX RATE" means, with respect to any Payment Date:
            (i) the rate that appears as of 3:00 p.m. (New York City time) on the related Prepayment Determination Date (as defined below) on the Reference Bloomberg Page (as defined below) under the column heading "1 MO" opposite the row "PSA";

           (ii) if such rate does not appear on the Reference Bloomberg Page as of 3:00 p.m. (New York City time) on such Prepayment Determination Date, the Swap Counterparty will request FHMLC to provide a quotation of the monthly prepayment speed (calculated according to the PSA Standard Prepayment Model (as defined herein)) for the Reference Securities for the applicable month. If FHMLC provides such quotation, the PSA Index Rate will be the quotation provided by FHMLC;

          (iii) if the Swap Counterparty determines that FHMLC has not provided such quotation by 5:00 p.m. on the second Business Day following such Prepayment Determination Date, the Swap Counterparty will request five major securities dealers selected by the Swap Counterparty to provide a quotation of the monthly prepayment speed (calculated according to the PSA Standard Prepayment Model) for the Reference Securities for the applicable month. If at least two such quotations are so provided, then the PSA Index Rate will be the arithmetic mean (rounded to the nearest whole integer with 1/2 rounded up) determined by the Swap Counterparty of the quotations so obtained (and, if five such quotations are provided, eliminating the highest quotation (or, in the event of equality, one of the highest) and lowest quotation (or, in the event of equality, one of the lowest)). If only one quotation is so provided, the PSA Index Rate will be the quotation so provided; and

           (iv)     if no such quotation is provided as requested in clause
(iii) above, then the PSA Index Rate will be the PSA Index Rate determined with respect to the Payment Date preceding the applicable Payment Date (or, in the case of the first Payment Date, the monthly prepayment speed



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(calculated  according  to  the  PSA  Standard  Prepayment  Model)  for the
Reference  Securities  obtained  from the sources specified in clauses (i)-
(iii) above, in that order, with respect to the most recent month for which such information is available.

          "PSA STANDARD PREPAYMENT MODEL" means the methodology set forth under "Mortgage Prepayment Models -- The PSA Standard Prepayment Model" in the "Uniform Practices for the Clearance and Settlement of Mortgage-Backed Securities and Other Related Securities of the Public Securities Association."

          "RATING AGENCIES" means Moody's and S&P.

          "RECORD DATE" means, with respect to a Payment Date (including a Redemption Date) the day immediately preceding such Payment Date, unless Definitive Notes are issued, in which case on the last Business Day of the month prior to the month in which such Payment Date occurs.

          "REFERENCE BLOOMBERG PAGE" means the display designated as page "A013" and titled "Reference Collateral 30-year Gold 8.00, Issued in 1995" (or such other page selected by the Swap Counterparty as may replace page "A013" for the purpose of displaying the monthly prepayment speed (calculated based on the PSA Standard Prepayment Model) for the Reference Securities) on the Bloomberg Financial Markets Service (or such other service selected by the Swap Counterparty as may replace such service).

          "REFERENCE SECURITIES" means the 30-year Federal Home Loan Mortgage Corporation Gold 8.0% mortgage participation certificates issued in calendar year 1995.

          "SALE PROCEDURES" means, in connection with any sale of the Collateral Obligations or of any Eligible Investments, the Indenture Trustee shall sell such securities to the highest bidders among not less than three solicited bidders in the relevant markets for such securities (one of which will be the Swap Counterparty, if it so elects (or any of its affiliates), and any of which other bidders may (but need not) be Salomon Brothers Inc or any of its affiliates and which bidders need not be limited to recognized broker dealers). In soliciting bids, the Indenture Trustee may also solicit bids from any of the following: (1) Credit Suisse First Boston Corporation, (2) Goldman, Sachs & Co., (3) Lehman Brothers Inc., (4) Merrill Lynch, Pierce, Fenner & Smith Incorporated, and (5) UBS Securities LLC. In the sole, good faith, judgment of the Indenture Trustee, bids may be evaluated on the basis of bids for all or any portion of the securities being sold or any other basis selected in good faith by the Indenture Trustee. The Indenture Trustee shall not be responsible for a failure to obtain a bid so long as it has made reasonable efforts to obtain bids. If the Indenture Trustee is unable to obtain any bids prior to the Final Scheduled Payment Date, the Sale Proceeds shall be deemed to be zero and

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the Term Assets and Eligible Investments (or the applicable portion thereof subject to sale) shall be transferred to the Swap Counterparty or its designee by the Indenture Trustee.

          "SALE PROCEEDS" means any amounts received by the Indenture Trustee upon a sale of the Collateral Obligations and/or any Eligible Investments (i) in connection with a mandatory prepayment of the Notes pursuant to Section 3b of this Agreement and a mandatory prepayment of the Certificates pursuant to the Trust Agreement or (ii) in connection with an optional redemption of the Notes pursuant to Section 3c hereof and an optional redemption of the Certificates pursuant to the Trust Agreement or
(iii) in connection with a sale in connection with the Final Scheduled Payment Date pursuant to Section 6 hereof.

          "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

          "SCHEDULED INTEREST PAYMENTS" means, with respect to the Term Assets, the interest scheduled to be paid on the Term Assets, assuming no charge offs, defaults or other reductions thereon on each monthly payment date therefor.

          "SWAP AGREEMENT" means the ISDA Master Agreement, together with the Schedule and Confirmations, entered into by the Issuer with the Swap Counterparty on the Closing Date.

          "SWAP COUNTERPARTY" means Westdeutsche Landesbank Girozentrale, New York Branch.

          "SWAP EARLY TERMINATION EVENT" means the occurrence of an Event of Default or a Termination Event under and as defined in the Swap Agreement.

          "TERM ASSETS PROSPECTUS" means the prospectus dated November 6, 1996 and a supplement thereto also dated November 6, 1996, each relating to the Collateral Obligations.

          "TRUST AGREEMENT" means the Trust Agreement between Structured Products Corp., as Depositor, and Delaware Trust Capital Management, Inc., as Trustee, as supplemented by the Series Trust Agreement between the Depositor and the Delaware Trust Capital Management Inc., as Trustee, each dated September 15, 1997, pursuant to which the Certificates are being issued.

          Section 2.     TERMS OF THE NOTES.

          a.   DESIGNATION.   The Notes created and authorized pursuant  to
the Standard Terms and this Series Trust Indenture thereto shall be designated as "TIERS Asset-Backed Securities, Series CHAMT Trust 1997-7, Fixed Rate Notes, Class A". The Notes shall be limited obligations of the Issuer payable solely from payments received by the Issuer attributable to the Collateral Obligations and other assets granted hereunder. The Notes shall be issued in substantially the form of Note set forth in Appendix 1 hereto.

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          b.   DELIVERY.   The  Issuer  hereby  authorizes  the  letter  of
representations with respect to the Notes, in the form customarily provided to DTC, from the Owner Trustee and the Indenture Trustee to DTC, dated the date of delivery of the Notes (the "Letter of Representation").

          c. AGGREGATE PRINCIPAL AMOUNT; CLASSES. The Notes created and authorized pursuant to the Standard Terms and Provisions of the Trust Indenture and Series Trust Indenture thereto shall be issued in a single Class A in and aggregate principal amount equal to the Initial Note Principal Amount; shall have the standard terms set forth in the Standard Terms; and shall have the nonstandard terms set forth in this Series Trust Indenture.

          d. PLACES OF PAYMENT OF PRINCIPAL. The final payment of principal in retirement of the Notes (including in connection with the optional redemption of the Notes pursuant to Section 3(c)) shall be payable upon presentation and surrender thereof only at the office of the Trustee in the Borough of Manhattan, City and State of New York.

          e.   DENOMINATIONS  OF  NOTES.   The  Notes  shall  be  issued in
minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof.

          f. AUTHENTICATION OF NOTES. The Notes may be authenticated by the Trustee either at the Corporate Trust Office or at the Trustee's office in the Borough of Manhattan, City and State of New York.

          Section 3.     PAYMENT    DATES;    COMPUTATIONS   OF   INTEREST;
PREPAYMENTS; PAYMENT OF PRINCIPAL.

          a. PAYMENTS OF INTEREST. The Notes shall accrue interest at the Note Interest Rate as set forth in the form of Note set forth in Appendix 1 hereto. Payments on the Notes will be made monthly on each Payment Date. In any case in which a Payment Date, as originally scheduled, is not a Business Day and interest is to be paid on the next succeeding Business Day, no additional interest for the number of additional days to such succeeding Business Day will be paid on the Note. Payment on the Notes in such circumstances shall be made with the same force and effect as if the originally scheduled Payment Date was a Business Day, and no additional interest shall accrue for the related Interest Accrual Period. If and to the extent that the amount available to pay

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interest to  the  Noteholders  on  any  Payment Date in accordance with the priority of payments set forth in Section 4 hereof is insufficient to pay all interest then due at the Note Interest Rate, such amounts shall constitute Deferred Interest Amounts which shall be payable, as provided in
Section 4, in whole or in part, on any Payment Date on which the Available Funds are sufficient to pay such amounts in accordance with such priority of payments.

          b.   MANDATORY PREPAYMENT OF NOTES.

          (i) Beginning on the Payment Date in February 1999, and on each Payment Date thereafter until the principal amount of the Notes is paid in full, the Issuer will prepay a portion of the principal amount of Notes in an aggregate amount equal to the Monthly Prepayment Amount for such Payment Date.

          (ii) The Swap Counterparty has agreed in the Swap Agreement that it shall, beginning in February 1999, on the first Business Day of each month, determine (A) the PSA Index Rate for such month, (B) the Monthly Amortization Rate that corresponds to such PSA Index Rate, (C) the Note Notional Amount, (D) the Monthly Prepayment Amount, and (E) the Note Current Factor, and to notify the Indenture Trustee of its determinations thereof.

         (iii) The Swap Counterparty's calculations of Monthly Prepayment Amounts or its determination of the PSA Index Rate, the Monthly Amortization Rate, the Note Notional Amount or the Note Current Factor, each month will, absent manifest error, be final and binding.

          c.   OPTIONAL REDEMPTION OF NOTES.

          (i) If on any Payment Date, before giving effect to any distributions to be made on such date, the aggregate outstanding principal amount of the Collateral Obligations would be less than 10% of the Initial Principal Amount of the Collateral Obligations, the Swap Counterparty may, at its option, by delivering a written notice to the Indenture Trustee (with a copy to the Issuer), purchase all of the Term Assets and Eligible Investments at an aggregate purchase price equal to the outstanding principal amount of the Notes and Certificates and any accrued interest thereon and direct the redemption of all of the Outstanding Notes at their Redemption Price. If the Swap Counterparty so delivers such a written notice to the Indenture Trustee, the Indenture Trustee shall deliver a notice of redemption to each Noteholder (a "Redemption Notice"), with a copy to the Issuer, in the manner provided in Section 10.2(b) of the Standard Terms; provided that the Redemption Date for such redemption shall be the first Payment Date which is at least 15 days after the date of the Indenture Trustee's delivery of such Redemption Notice.

          (ii) If a Redemption Notice is delivered by the Indenture Trustee as provided herein, the Indenture Trustee shall, by no later than the 10th day before the Redemption Date, notify the Swap Counterparty and sell, in accordance with the Sale Procedures, all of the Eligible Investments and Collateral Obligations then held by the Issuer, for settlement on the Redemption Date. Any Sale Proceeds realized from such sale shall be deposited into the Collection Account for distribution as provided herein.

          d. FINAL PAYMENT OF PRINCIPAL. Any principal of the Notes not previously paid will become due on the Final Scheduled Payment Date for the Notes.


          Section 4.     COLLECTIONS AND DISTRIBUTIONS.

          a.   COLLECTION ACCOUNT; PRIORITY OF PAYMENTS.

          (i) Section 8.2 and Subsections (a) and (b) of Section 8.3 of the Standard Terms shall have no effect with respect to the Notes or the Certificates.

          (ii) The Indenture Trustee shall deposit into the Collection Account, upon receipt, (A) all payments on the Collateral Obligations (other than Early Amortization Payments), (B) any amounts received from the Swap Counterparty pursuant to the Swap Agreement, and (C) any Sale Proceeds (all such amounts, "Available Funds").

          (iii) Moneys held in this Collection Account shall be applied on each Payment Date (including the Redemption Date and on the Final
Scheduled Payment Date) by the Indenture Trustee, to the extent of Available Funds, as follows:

          FIRST, to the Swap Counterparty, any amounts due pursuant to the Swap Agreement;

          SECOND, to the Noteholders, all accrued and unpaid interest (including any Deferred Interest Amounts);

          THIRD,  to   the   Noteholders,   any  amounts  constituting
     principal due on the Notes;

          FOURTH, to the Certificateholders, all accrued and unpaid interest (including any Deferred Interest Amounts);

          FIFTH,   to  the  Certificateholders,  any  amounts  constituting
     principal due on the Certificates; and

          SIXTH, any excess to the Swap Counterparty.

In the event that on any Payment Date the amounts in the Collection Account are insufficient to pay all amounts then due the Noteholders, each Noteholder will get its Pro Rata Share of the amount available for distribution to all Noteholders as provided herein. In the event that on any Payment Date the amounts in the Collection Account are insufficient to pay all amounts then due the Certificateholders, each Certificateholder will get its Pro Rata Share of the amount available for distribution to all Certificateholders as provided herein.

          b.   COLLATERAL ACCOUNT; INVESTMENTS.

          (i) On or prior to the Closing Date the Indenture Trustee shall establish, and thereafter shall maintain, in the name of the Indenture Trustee, for the benefit of the Swap Counterparty, the Noteholders and the Certificateholders, as their interests appear herein and in the Trust Agreement, the Collateral Account and shall deposit and hold the Term Assets therein. All Early Amortization Payments shall be deposited into the Collateral Account and shall be invested at the written direction of the Swap Counterparty given to the Indenture Trustee in Eligible Investments made in the name of the Indenture Trustee. All interest on and principal payments of Eligible Investments (except any such which constitute Sale Proceeds, which shall be deposited into the Collection Account) shall be deposited into the Collateral Account upon receipt. Upon maturity of any Eligible Investments, an amount equal to the Par Amount thereof shall be reinvested by the Indenture Trustee in Eligible Investments in accordance with instructions from the Swap Counterparty. If the Indenture Trustee has not received any instructions from the Swap Counterparty by 4:30 p.m. New York City on any date on which there are funds in the Collateral Account to be invested, the Indenture Trustee shall invest such funds in any overnight investments meeting the requirements for Eligible Investments. The Indenture Trustee shall give the Swap Counterparty written notification by 3:00 p.m. New York City time each day it receives an Early Amortization Payment or on any date on which there are funds in the Collateral Account to be invested.

          (ii) All income from any Eligible Investments shall be paid to the Swap Counterparty upon receipt. Any losses from such investments shall be charged to the Collateral Account. Neither the Trustee nor the Swap Counterparty shall be liable for any losses from such investments.

          Section 5. SALE PROCEDURES. If it is determined that a Monthly Prepayment Amount will be due on the next Payment Date for the Notes or the Certificates, the Indenture Trustee shall, by no later than the 10th day before such Payment Date, notify the Swap Counterparty, and shall arrange for the sale, for settlement on such Payment Date, in accordance with the Sale Procedures, of an aggregate Par Amount of Eligible Investments which, together with the principal amount of Collateral Obligations to be sold, all as directed by the Swap Counterparty pursuant to the Swap Agreement, will equal the sum of the Mandatory Prepayment Amount due on the Notes and the Mandatory Prepayment due on the Certificates on such next Payment Date.

          Section 6. FINAL SCHEDULED PAYMENT DATE. The Indenture Trustee shall, by no later than the 10th day before the Final Scheduled Payment Date, notify the Swap Counterparty, and shall arrange for the sale, for settlement on the Final Scheduled Payment Date, in accordance with the Sale Procedures, of all Eligible Investments and Collateral Obligations then held by the Trustee and shall, irrespective of whether an Asset Impairment Event (as defined in the Swap Agreement) has then occurred, distribute the proceeds thereof in accordance with the priorities set forth in Section 4a(iii) above.


          Section 7.     EVENTS OF DEFAULT.

          a.   EVENTS  OF  DEFAULT.  In lieu of the defaults identified  in
Section 5.1 of the Standard Terms, an "Event of Default" under this Indenture will consist of: (i) a default for five Business Days or more in the payment of any interest on any Note when the same becomes due and payable; provided that a deferral of interest on the Notes as provided in
Section 3 hereof will not be considered "due and payable" within the meaning of this clause (A) until the Payment Date on which there are sufficient Available Funds to pay the interest so deferred; (B) a default in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable by reason of mandatory prepayment or otherwise; (ii) a default in the observance or performance of any covenant or agreement of the Issuer made in the Indenture and the continuation of any such default for a period of 30 days after notice thereof is given to the Issuer by the Indenture Trustee or the Swap Counterparty or to the Issuer, the Swap Counterparty and the Indenture Trustee by the holders of at least 25% of the outstanding principal of the Notes; (iii) any representation or warranty made by the Issuer in the Indenture or in any certificate delivered pursuant thereto or in connection therewith having been incorrect in a material respect as of the time made, and the circumstance in respect of which such representation or warranty was incorrect not having been cured within 30 days after notice thereof is given to the Issuer by the Indenture Trustee or the Swap Counterparty or to the Issuer, the Swap Counterparty and the Indenture Trustee by the holders of at least 25% of the outstanding principal of the Notes then outstanding;
(iv) the commencement by the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law or hereafter in effect, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of action by the Issuer in furtherance of any of the foregoing; or (v) the occurrence of a Swap Early Termination Event. In the event of the occurrence of a Swap Early Termination Event, notwithstanding anything to the contrary in Section 5.2 of the Standard Terms, the Notes will be deemed to have been declared to be immediately due and payable without need for any additional consents.

          b. SALE OF ASSETS UPON EVENT OF DEFAULT AND ACCELERATION OF NOTES. Upon the occurrence of an Event of Default hereunder, if the Notes have been accelerated (or if such Event of Default is a Swap
Termination Event and the Notes are required to be accelerated as set forth in Section 7a above), the Indenture Trustee shall sell the
Collateral Obligations and Eligible Investments pursuant to Section 5.4(a)(iv) of the Standard Terms and shall not take any other action with respect thereto except to the extent, if any, that such property cannot be sold.

5.4(a)(iv) of the Standard Terms and shall not take any other action with respect thereto except to the extent, if any, that such property cannot be sold.

          c. DISTRIBUTIONS AFTER AN EVENT OF DEFAULT. Section 5.4(b) of the Standard Terms shall have no effect with respect to collections of money or property pursuant to Article V of the Indenture following an Event of Default, which collections shall be paid out in the following order:

          FIRST, to the Indenture Trustee for amounts due under Section 6.7 of the Indenture;

          SECOND, to the Swap Counterparty, any amounts due pursuant to the Swap Agreement;

          THIRD, to the Noteholders, any amounts constituting interest due on the Notes to the date of payment, including deferred interest, if any;

          FOURTH, to the Noteholders, any amounts constituting principal due on the Notes to the date of payment; and

          FIFTH, to the Owner Trustee for distribution pursuant to the Trust Agreement.

          d. OPTIONAL PRESERVATION OF THE COLLATERAL OBLIGATIONS. With reference to Section 5.5 of the Standard Terms, it is also the desire of the parties to the 1997-7 Series Trust Indenture that the payments required to be made to the Swap Counterparty pursuant to the Swap Agreement be made when due thereunder, including upon a Swap Early Termination.

          Section 8. APPOINTMENT OF INDENTURE TRUSTEE AS PAYING AGENT AND NOTE REGISTRAR.

          The Issuer hereby appoints the Indenture Trustee to act as Paying Agent for the Notes and as Note Registrar and, so long as the Indenture Trustee is also the Administrator, as Paying Agent for the Certificates and as Certificate Registrar.

          Section 9.     MISCELLANEOUS.

          a. The Issuer shall, on each anniversary of the Closing Date furnish to the Indenture Trustee the Opinion of Counsel required by Section
3.6 of the Standard Terms and the "annual statement of compliance" required by Section 3.9 of the Standard Terms.

          b. The Indenture Trustee covenants and agrees to treat the Note as indebtedness for all federal and state income tax, franchise tax, and transfer and similar tax purposes.

          c. The Indenture Trustee will mail to any Noteholder, within three business days of any such Noteholder's written request, at its address listed on the Note Register maintained with the Indenture Trustee, a monthly report stating as of the immediately preceding Payment Date (i) the amount of principal and interest, respectively paid on each $1000 in principal amount of Notes, (ii) the Note Principal Amount, (iii) the Note Current Factor, (iv) the outstanding principal amount of the Term Assets and the Par Value of any Eligible Investments then held by the Issuer and
(v) the Certificate principal balance.

          d. With reference to Section 9.2 of the Standard Terms, where the consent of the holders of not less than a majority of the outstanding amount of the Notes is necessary to enter into an indenture or indentures supplemental hereto for the purpose of adding any provision to, or changing in any manner, or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Noteholders under the Indenture, the consent of the Swap Counterparty shall also be necessary unless there has been an Event of Default under (and as defined in) the Swap Agreement and the party in default is the Swap Counterparty.

          e. With reference to Section 9.1(b) of the Standard Terms, the Opinion Of Counsel must also be satisfactory to the Swap Counterparty unless there has been an Event of Default under and as defined in the Swap Agreement and the party in default is the Swap Counterparty.

          f. Notwithstanding anything contained herein to the contrary, this instrument has been signed by the Owner Trustee, not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall the Owner Trustee in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligation of the Issuer hereunder as to all of which recourse shall be had solely to the assets of the Issuer.

          g. Each Series shall constitute a separate Series of the Trust pursuant to Section 3806(b)(2) of the Delaware Business Trust act (the "DBTA"). Separate and distinct records shall be maintained for each Series and the assets associated with any such Series shall be held and accounted for separately from the other assets of the Trust, or any other Series thereof. Subject to the right of the Trust to allocate general liabilities, expenses, costs, charges or reserves as herein provided, the debts liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular Series shall be enforceable against the assets of such Series only, and not against the assets of any other Series. Notice of this limitation on inter-series liabilities shall be set forth in the certificate of trust of the Trust (whether originally or by amendment) as filed or to be filed in the Office of the Secretary of State of the State of Delaware pursuant to the DBTA, and upon the giving of such notice in the certificate of trust, the statutory provisions of
Section 3804 of the DBTA relating to limitations on inter-series liabilities (and the statutory effect under Section 3804 of setting forth such notice in the certificate of trust) shall become applicable to the

Trust and each Series. Every note, bond, contract or other undertaking issued by or on behalf of a particular Series shall include a recitation limiting the obligation represented thereby to that Series and its assets.

          h. The Swap Counterparty is hereby made an express third party beneficiary of this Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Series Trust Indenture to be executed by their respective duly authorized officers as of the date first above written.


                         TIERS ASSET-BACKED SECURITIES, SERIES  CHAMT TRUST
                         1997-7

                         By: DELAWARE TRUST CAPITAL MANAGEMENT,
                             INC.

                             not in its individual capacity
                             but solely as Owner Trustee under
                             the Trust Agreement

                             By:______________________________
                                 Title:


                             FIRST TRUST NATIONAL ASSOCIATION,

                             solely in its capacity as Indenture Trustee hereunder


                             By:______________________________
                                 Title:

                                                        SCHEDULE A

PREPAYMENT CALCULATION TABLE

    PSA INDEX                    PSA INDEX                    PSA INDEX
   AMORTIZATION                AMORTIZATION                  AMORTIZATION
      RATE(%)       MONTHLY        RATE(%)       MONTHLY        RATE(%)         MONTHLY
   ------------     -------    -------------     -------     ------------     ------------
      0-100          0.000         142            1.176          184               2.352
       101           0.028         143            1.204          185               2.380
       102           0.058         144            1.232          186               2.408
       103           0.084         145            1.280          187               2.436
       104           0.112         146            1.288          188               2.484
       105           0.140         147            1.316          189               2.492
       106           0.168         148            1.344          190               2.520
       107           0.196         149            1.372          191               2.548
       108           0.224         150            1.400          192               2.576
       109           0.252         151            1.428          193               2.604
       110           0.280         152            1.456          194               2.632
       111           0.308         153            1.484          195               2.660
       112           0.338         154            1.512          196               2.888
       113           0.364         155            1.540          197               2.716
       114           0.392         156            1.568          198               2.744
       115           0.420         157            1.596          199               2.772
       116           0.448         158            1.624          200               2.800
       117           0.476         159            1.652          201               2.828
       118           0.504         160            1.680          202               2.858
       119           0.532         161            1.708          203               2.884
       120           0.560         162            1.736          204               2.912
       121           0.588         163            1.764          205               2.940
       122           0.616         164            1.792          206               2.988
       123           0.644         165            1.820          207               2.996
       124           0.672         166            1.848          208               3.024
       125           0.700         167            1.876          209               3.052
       126           0.728         168            1.904          210               3.080
       127           0.756         169            1.932          211               3.108
       128           0.784         170            1.960          212               3.136
       129           0.812         171            1.988          213               3.164
       130           0.840         172            2.018          214               3.192
       131           0.888         173            2.044          215               3.220
       132           0.896         174            2.072          216               3.248
       133           0.924         175            2.100          217               3.278
       134           0.952         176            2.128          218               3.304
       135           0.980         177            2.158          219               3.332
       136           1.006         178            2.185          220               3.360
       137           1.038         179            2.212          221               3.388
       138           1.084         180            2.240          222               3.416
       139           1.092         181            2.288          223               3.444
       140           1.120         182            2.296          224               3.472
       141           1.148         183            2.324        225-325             3.500



    PSA INDEX                    PSA INDEX                    PSA INDEX
   AMORTIZATION                AMORTIZATION                  AMORTIZATION
      RATE(%)       MONTHLY        RATE(%)       MONTHLY        RATE(%)         MONTHLY
   ------------     -------    -------------     -------     ------------     -----------
       326           3.570         374           6.930           422               10.525
       327           3.640         375           7.000           423               10.600
       328           3.710         376           7.075           424               10.675
       329           3.780         377           7.150           425               10.750
       330           3.850         378           7.225           426               10.825
       331           3.920         379           7.300           427               10.900
       332           3.990         380           7.375           428               10.975
       333           4.060         381           7.450           429               11.050
       334           4.130         382           7.525           430               11.125
       335           4.200         383           7.600           431               11.200
       336           4.270         384           7.765           432               11.275
       337           4.340         385           7.750           433               11.350
       338           4.410         386           7.825           434               11.425
       339           4.480         387           7.900           435               11.500
       340           4.550         388           7.975           436               11.575
       341           4.620         389           8.050           437               11.650
       342           4.690         390           8.125           438               11.725
       343           4.760         391           8.200           439               11.800
       344           4.830         392           8.275           440               11.875
       345           4.900         393           8.350           441               11.950
       346           4.970         394           8.425           442               12.025
       347           5.040         395           8.500           443               12.100
       348           5.110         396           8.575           444               12.175
       349           5.180         397           8.650           445               12.250
       350           5.250         398           8.725           446               12.325
       351           5.320         399           8.800           447               12.400
       352           5.390         400           8.875           448               12.475
       353           5.460         401           8.950           449               12.550
       354           5.530         402           9.025           450               12.625
       355           5.600         403           9.100           451               12.700
       356           5.670         404           9.175           452               12.775
       357           5.740         405           9.250           453               12.850
       358           5.810         406           9.325           454               12.925
       359           5.880         407           9.400           455               13.000
       360           5.950         408           9.475           456               13.075
       361           6.020         409           9.550           457               13.150
       362           6.090         410           9.625           458               13.225
       363           6.160         411           9.700           459               13.300
       364           6.230         412           9.775           460               13.375
       365           6.300         413           9.860           461               13.450
       366           6.370         414           9.925           462               13.525
       367           6.440         415           10.000          463               13.800
       368           6.510         416           10.075          464               13.675
       369           6.580         417           10.150          465               13.750
       370           6.650         418           10.225          466               13.825
       371           6.720         419           10.300          467               13.900
       372           6.790         420           10.375          468               13.975
       373           6.860         421           10.450          469               14.050

    PSA INDEX                    PSA INDEX                    PSA INDEX
   AMORTIZATION                AMORTIZATION                  AMORTIZATION
      RATE(%)       MONTHLY        RATE(%)       MONTHLY        RATE(%)         MONTHLY
   ------------     -------    -------------     -------     ------------     ------------
       470           14.125        518           17.940          558               21.140
       471           14.200        519           18.020          559               21.220
       472           14.275        520           18.100          560               21.300
       473           14.350        521           18.180          561               21.380
       474           14.425        522           18.260          562               21.460
       475           14.500        523           18.340          563               21.540
       476           14.580        524           18.420          564               21.620
       477           14.660        525           18.500          565               21.700
       478           14.745        526           18.580          566               21.780
       479           14.820        527           18.660
       480           14.905        528           18.740
       481           14.980        529           18.820
       482           15.060        530           18.900
       483           15.140        531           18.980
       484           15.220        532           19.060
       485           15.300        533           19.140
       486           15.380        534           19.220
       487           15.460        535           19.300
       488           15.540        536           19.380
       489           15.620        537           19.460
       490           15.700        538           19.540
       491           15.780        539           19.620
       492           15.860        540           19.700
       493           15.940        541           19.780
       494           16.020        542           19.860
       495           16.100        543           19.940
       496           16.180        544           20.020
       497           16.260        545           20.100
       498           16.340        546           20.180
       499           16.420        547           20.260
       500           16.500        548           20.340
       501           16.580        549           20.420
       502           16.660        550           20.500
       503           16.740        551           20.580
       504           16.820        552           20.660
       505           16.900        553           20.740
       506           16.980        554           20.820
       507           17.060        555           20.900
       508           17.140        556           20.980
       509           17.220        557           20.060
       510           17.300
       511           17.380
       512           17.460
       513           17.540
       514           17.620
       515           17.700
       516           17.780
       517           17.880


    PSA INDEX                    PSA INDEX                    PSA INDEX
   AMORTIZATION                AMORTIZATION                  AMORTIZATION
      RATE(%)       MONTHLY        RATE(%)       MONTHLY        RATE(%)         MONTHLY
   ------------     -------    -------------     -------     ------------     ------------
       567           21.860
       568           21.940
       569           21.020
       570           22.100
       571           22.180
       572           22.260
       573           22.340
       574           22.420
       575           22.500

                                 FORM OF FIXED RATE NOTE, CLASS A


        UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          TIERS{sm} ASSET-BACKED SECURITIES, SERIES CHAMT TRUST 1997-7

                              FIXED RATE NOTE, CLASS A
              (ISSUABLE IN MULTIPLES OF THE MINIMUM DENOMINATION)



No.:    R-1                             Principal Amount: $352,980,000
CUSIP No.:  871928AR8


               TIERS{sm} Asset-Backed Securities, Series CHAMT Trust 1997-7, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to
pay to Cede & Co., or registered assigns, the principal sum of [           ]
DOLLARS payable on each Payment Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is $[INSERT PRINCIPAL AMOUNT OF NOTE] and the denominator of which is $352,980,000 by (ii) the aggregate amount, if any, payable from the Collection Account in respect of principal on the Notes pursuant to Section 4 of the Indenture; PROVIDED HOWEVER, that the entire unpaid principal amount of this Note shall be due and payable on the Payment Date in November 2003 (the "Final Scheduled Payment Date"). The Issuer will pay interest on this Note at the rate of 6.688% per annum on each Payment Date, subject to deferral as provided in Section 3(a) of the Indenture, until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date). Interest on this Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from September 15, 1997. Interest will be computed on the basis of the actual number of days elapsed in a 360-day year, consisting of 12 30-day months. The sole obligors with respect to the principal and interest on this Note is the issuer of the Term Assets and other assets granted pursuant to the 1997-7 Series Trust Indenture and any other entities obligated to make payments to such issuers or obligors (or their trustees or other applicable fiduciaries).

               This Note is one of a duly authorized issue of Notes of the Issuer designated as its Class A Notes (herein called the "Notes"), pursuant to the terms of a Series Trust Indenture, (the "Indenture") dated as of September 15, 1997 consisting of a Series Trust Indenture together with the Standard Terms and Provisions of Trust Indenture appended thereto, together with all other exhibits, schedules, appendices, supplements and amendments thereto between the Issuer and First Trust of New York, National Association, as Indenture Trustee, pursuant to which this and other Notes have been issued. Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. All terms used and not otherwise defined in this Note that are defined in the Indentures, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture.

               The Notes issued pursuant to the Indenture and will be equally and ratably secured by the Collateral pledged as security therefor as provided in the Indenture.

               Subject to mandatory prepayment in whole or in part or optional redemption in whole, as set forth in Section 3 of the 1997-7 Series Trust Indenture, the entire principal amount of this Note shall be due and payable on the date on which Event of Default shall have occurred and be continuing and the Indenture Trustee or Noteholders representing not less than 25% of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture or upon the occurrence of a Swap Early Termination Event as defined in the Series Trust Indenture. All payments in respect of the principal amount hereof shall be made in the ratio that the outstanding principal amount of this Note to the Outstanding Amount of the Notes.

               Payments in respect of interest on and principal of this Note shall be due and payable on each Payment Date and payments in respect of interim shall be due and payable on the Payment Dates, if not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to the Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. The Record Date, with respect to any Payment Date, means the day immediately preceding such Payment Date or if Definitive Notes are issued, the last business day of the month prior to the month in which such Payment Date occurs. Any reduction in the principal amount of this Note (or any one or more predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, shall notify the Person who is the Registered Holder hereof as of the Record
Date preceding such Payment Date, by notice sent in accordance with Section 2.7(d) of the Indenture, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in New York City.

               As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in New York City or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized detonations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

               Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in their individual capacities, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assignee of the Indenture Trustee or the Owner Trustee in their individual capacities, except as any such person may have expressly agreed and except that any such party, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment of call owing to such entity.

               Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture such Noteholder will not, prior to the date which is one year and one day after the termination of this Indenture with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Depositor or the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Depositor or the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Depositor or the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Depositor or the Issuer.

               Each Noteholder or Note Owner, acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees to treat the Note as indebtedness for all federal and state income tax, franchise tax, and transfer and similar tax purposes.

               Prior to the due presentment of registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer of the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note shall be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

               The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of the Outstanding Amount of all the Notes. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Noteholders.

               The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

               The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

               The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

               This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

               No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

               Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither the Depositor, the Indenture Trustee nor the Owner Trustee in their respective individual capacities, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns, shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Issuer. The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

               The principal of and interest of this Note are payable in such coin or currency of the United States of America which, at the time of payment, is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

               Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof or be valid or obligatory for any purpose.

               IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have each caused this Agreement to be executed by or in facsimile, by its Authorized Officer.

Date:          TIERS{sm} ASSET-BACKED SECURITIES, SERIES CHAMT TRUST 1997-7

               By: DELAWARE TRUST CAPITAL MANAGEMENT, INC., not in its individual capacity but solely as Owner Trustee under the Trust Agreement


                       By:________________________________

                           Name:
                           Title:

               FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION, as Indenture Trustee


                       By:_________________________________
                           Name:
                           Title:













                                                  Exhibit A
                                                  to the Series
                                                  Trust Indenture

     ____________________________________________________________


             STANDARD TERMS AND PROVISIONS OF TRUST INDENTURE

                                  between

            THE TRUST SPECIFIED IN THE SERIES TRUST INDENTURE,
                                 as Issuer

                                    and


               FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION
                           as Indenture Trustee


     ____________________________________________________________


                             Relating to Notes
           of the series specified in the Series Trust Indenture

              __________________________________________

            RECONCILIATION AND TIE BETWEEN TRUST INDENTURE
               ACT OF 1939 AND INDENTURE PROVISIONS{1}

Trust Indenture
  Act Section                                             Indenture Section
---------------                                           -----------------
310(a)(1)..................................................    6.11
   (a)(2)..................................................    6.10
   (a)(3)..................................................    6.15
   (a)(4)..................................................    6.11
   (b).....................................................    6.8(a)(1)
   (c).....................................................    Not Applicable

311(a).....................................................    6.12
   (b).....................................................    6.12

312(a).....................................................    7.1
                                                               7.2(a)
   (b).....................................................    7.2(b)
   (c).....................................................    7.2(c)

313(a).....................................................    7.4(a)
   (b).....................................................    7.4(a)
   (c).....................................................    7.4(a)
   (d).....................................................    7.4(a)

314(a).....................................................    3.9, 7.3(a)
   (b).....................................................    3.6
   (c)(1)..................................................    2.9, 8.5(b), 11.1(m)
  (c)(2)...................................................    2.9, 8.5(B), 11.1(a)
   (c)(3)..................................................    2.9, 8.5(B), 11.1(a)
   (d)(1)..................................................    2.9, 8.5(B), 11.1(b)
   (d)(2)..................................................    Not Applicable
   (d)(3)..................................................    Not Applicable
   (a)   ..................................................    11.1(a)
315(a).....................................................    6.1(b)
   (b).....................................................    6.5
   (c).....................................................    6.1(a)
   (d).....................................................    6.1(c)
   (d)(1)..................................................    6.1(c)(i)
   (d)(2)..................................................    6.1(c)(ii)
   (d)(3)..................................................    6.1(c)(iii)
   (e).....................................................    5.13
316(a)(1)(a)...............................................    5.11
316(a)(1)(B)...............................................    5.12
316(a)(2)..................................................    Not Applicable
316(b).....................................................    5.7
317(a)(1)..................................................    5.3
317(a)(2)..................................................    5.3
317(b).....................................................    3.3
318(a).....................................................    11.7

____________

{1} This reconciliation and the tie shall not, for any purpose, be deemed to be part of the within indenture.



                         TABLE OF CONTENTS
                         -----------------

                                                             Page
                              ARTICLE I

             DEFINITION AND INCORPORATION BY REFERENCE

 SECTION 1.1     Definitions ................................. 2
 SECTION 1.2     Other Definitional Provisions ............... 8
 SECTION 1.3     Incorporation by Reference of Trust Indenture
                   Act........................................ 8

                            ARTICLE II

                             THE NOTES

 SECTION 2.1     Form. .......................................  9
 SECTION 2.2     Execution; Authentication and Delivery ......  9
 SECTION 2.3     Original Notes .............................. 10
 SECTION 2.4     Registration; Registration of Transfer and
                 Exchange of Notes............................ 11
 SECTION 2.5     Mutilated, Destroyed, Lost or Stolen Notes .. 12
 SECTION 2.6     Persons Deemed Noteholders .................. 13
 SECTION 2.7     Payment of Principal and Interest ........... 13
 SECTION 2.8     Cancellation of Notes ....................... 14
 SECTION 2.9     Release of Collateral ....................... 15
 SECTION 2.10    Book-Entry Notes ............................ 15
 SECTION 2.11    Notices to Clearing Agency .................. 16
 SECTION 2.12    Definitive Notes ............................ 16
 SECTION 2.13    Depositor as Noteholder ..................... 16
 SECTION 2.14    Tax Treatment ............................... 16

                            ARTICLE III

                             COVENANTS

 SECTION 3.1     Payment of Principal and Interest ........... 17
 SECTION 3.2     Maintenance of Agency Office ................ 17
 SECTION 3.3     Money for Payment to Be Held in Trust ....... 17
 SECTION 3.4     Existence ................................... 19
 SECTION 3.5     Protection of Trust Estate; Acknowledgment
                   of Pledge.................................. 19
 SECTION 3.6     Opinions as to Trust Estate ................. 20
 SECTION 3.7     Performance of Bond ......................... 20
 SECTION 3.8     Negative Covenants .......................... 21
 SECTION 3.9     Annual Statement as to Compliance ........... 22
 SECTION 3.10    Consolidation, Merger, etc., of Issuer;
                   Disposition of Trust Assets................ 22
 SECTION 3.11    Successor or Transferee ..................... 24
 SECTION 3.12    No Other Business ........................... 24
 SECTION 3.13    No Borrowing ................................ 24
 SECTION 3.14    Guarantees, Loans, Advances and Other
                   Liabilities................................ 25


                                i

                                                              Page


 SECTION 3.15    Capital Expenditures ........................ 25
 SECTION 3.16    Restricted Payments ......................... 25
 SECTION 3.17    Notice of Events of Default ................. 25
 SECTION 3.18    Further Instruments and Acts ................ 25
 SECTION 3.19    Representations and Warranties by the
                   Issuer to the Indenture Trustee............ 26

                            ARTICLE IV

                    SATISFACTION AND DISCHARGE

 SECTION 4.1     Satisfaction and Discharge of Indenture ..... 26
 SECTION 4.2     Application of Trust Money .................. 27
 SECTION 4.3     Repayment of Moneys Held by Paying Agent .... 27
 SECTION 4.4     Duration of Position of Indenture Trustee ... 28

                             ARTICLE V

                       DEFAULT AND REMEDIES

 SECTION 5.1     Events of Default ........................... 28
 SECTION 5.2     Acceleration to Maturity; Rescission and
                   Annulment.................................. 29
 SECTION 5.3     Collection of Indebtedness and Suits for
                   Enforcement by Indenture Trustee........... 30
 SECTION 5.4     Remedies; Priorities ........................ 33
 SECTION 5.5     Optional Preservation of the Collateral
                   Obligations................................ 34
 SECTION 5.6     Limitation of Suits ......................... 34
 SECTION 5.7     Unconditional Rights of Noteholders to
                   Receive Principal and Interest............. 35
 SECTION 5.8     Restoration of Rights and Remedies .......... 35
 SECTION 5.9     Rights and Remedies Cumulative .............. 36
 SECTION 5.10    Delay or Omission Not a Waiver .............. 36
 SECTION 5.11    Control by Noteholders ...................... 36
 SECTION 5.12    Waiver of Past Defaults ..................... 37
 SECTION 5.13    Undertaking for Costs ....................... 37
 SECTION 5.14    Waiver of Stay or Extension Laws ............ 38
 SECTION 5.15    Action on Notes ............................. 38
 SECTION 5.16    Performance and Enforcement of Certain
                   Collateral Obligations..................... 38

                            ARTICLE VI

                       THE INDENTURE TRUSTEE

 SECTION 6.1     Duties of Indenture Trustee ................. 39
 SECTION 6.2     Rights of Indenture Trustee ................. 40
 SECTION 6.3     Indenture Trustee May Own Notes ............. 40
 SECTION 6.4     Indenture Trustee's Disclaimer .............. 41
 SECTION 6.5     Notice of Defaults .......................... 41
 SECTION 6.6     Reports by Indenture Trustee ................ 41

                                ii


 SECTION 6.7     Compensation; Indemnity ..................... 41
 SECTION 6.8     Replacement of Indenture Trustee ............ 42
 SECTION 6.9     Merger or Consolidation of Indenture Trustee. 43
 SECTION 6.10    Appointment of Co-Indenture Trustee or
                   Separate Indenture Trustee................. 44
 SECTION 6.11    Eligibility; Disqualification ............... 45
 SECTION 6.12    Preferential Collection of Claims Against
                   Issuer..................................... 45
 SECTION 6.13    Representations and Warranties of Indenture
                   Trustee.................................... 46
 SECTION 6.14    Indenture Trustee May Enforce Claims
                   Without Possession of Notes................ 46
 SECTION 6.15    Suit for Enforcement ........................ 47
 SECTION 6.16    Rights of Noteholders to Direct Indenture
                   Trustee.................................... 47

                            ARTICLE VII

                  NOTEHOLDERS' LISTS AND REPORTS

 SECTION 7.1     Issuer to Furnish Indenture Trustee Names
                   and Addresses of Noteholders............... 47
 SECTION 7.2     Preservation of Information, Communications
                   to Noteholders............................. 47
 SECTION 7.3     Reports by Issuer ........................... 48
 SECTION 7.4     Reports by Trustee .......................... 48

                           ARTICLE VIII

               ACCOUNTS, DISBURSEMENTS AND RELEASES

 SECTION 8.1     Collection of Money ......................... 49
 SECTION 8.2     Designated Accounts ......................... 49
 SECTION 8.3     Collection Account .......................... 49
 SECTION 8.4     Note Payment Account ........................ 50
 SECTION 8.5     Release of Trust Estate ..................... 50

                            ARTICLE IX

                      SUPPLEMENTAL INDENTURES

 SECTION 9.1     Supplemental Indentures Without Consent of
                   Noteholders................................ 50
 SECTION 9.2     Supplemental Indenture With Consent of
                   Noteholders................................ 52
 SECTION 9.3     Execution of Supplemental Indentures ........ 53
 SECTION 9.4     Effect of Supplemental Indenture ............ 53
 SECTION 9.5     Conformity with Trust Indenture ............. 54
 SECTION 9.6     Reference in Notes to Supplemental
                   Indentures................................. 54


                                iii

                             ARTICLE X

                        REDEMPTION OF NOTES

 SECTION 10.1    Redemption .................................. 54
 SECTION 10.2    Notice of Redemption ........................ 55

                            ARTICLE XI

                           MISCELLANEOUS

 SECTION 11.1    Compliance Certificates and Opinions, etc. .. 55
 SECTION 11.2    Form of Documents Delivered to Indenture
                   Trustee...................................  57
 SECTION 11.3    Acts of Noteholders ......................... 58
 SECTION 11.4    Notices, etc., to Indenture Trustee, Issuer
                   and Rating Agency.......................... 58
 SECTION 11.5    Notice to Noteholders; Waiver ............... 59
 SECTION 11.6    Alternate Payment and Notice Provisions ..... 60
 SECTION 11.7    Conflict with Trust Indenture Act ........... 60
 SECTION 11.8    Effect of Headings and Table of Contents .... 60
 SECTION 11.9    Successors and Assigns ...................... 60
 SECTION 11.10   Separability ................................ 60
 SECTION 11.11   Benefits of Indenture ....................... 60
 SECTION 11.12   Legal Holidays .............................. 61
 SECTION 11.13   GOVERNING LAW ............................... 61
 SECTION 11.14   Counterparts ................................ 61
 SECTION 11.15   Recording of Indenture ...................... 61
 SECTION 11.16   No Recourse ................................. 61
 SECTION 11.17   No Petition ................................. 62

APPENDIX A-I   Form of Note.................................A-I-1






                                iv



         STANDARD TERMS AND PROVISIONS OF TRUST INDENTURE

          This  document constitutes Standard Terms and Provisions of Trust
Indenture which are to be incorporated by reference in, and attached as Exhibit A to, one or more Series Trust Indentures by and between the Trust
(as  defined  herein),  as  Issuer, and First Trust of New  York,  National
Association, as Indenture Trustee.

          Each Series Trust Indenture will create a trust indenture under the laws of the State of New York to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes (as defined herein), and to secure compliance with the provisions of the Series
Trust Indenture.

          These Standard Terms shall be of no force and effect unless and until incorporated by reference into a Series Trust Indenture.

          The following terms and provisions shall govern the Notes and Certificates (as defined herein), subject to contrary terms and provisions expressly set forth in a Series Trust Indenture, which contrary terms and provisions of the Series Trust Indenture shall control; provided, that no such term or provisions of the Series Trust Indenture may limit, qualify or conflict with Section 11.7 hereof.

                             ARTICLE I

             DEFINITION AND INCORPORATION BY REFERENCE

          SECTION 1.1 DEFINITIONS. Except as otherwise specified herein or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Indenture.

          "ACT"   means  any  request,  demand,  authorization,  direction,
notice, consent, waiver  or  other  action provided by this Indenture to be given or taken by Noteholders may be  embodied  in  and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders.

          "AFFILIATE" means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meaning correlative to the foregoing.

          "AGENCY OFFICE" means the Office required to be maintained by the Issuer, at which Notes may be surrendered for registration of exchange, and where notices and demands to and upon the Issuer may be served.

          "AUTHORIZED OFFICER" means, with respect to the Issuer, any Officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the issuer and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

          "BASIC DOCUMENTS" means the Trust Agreement and this Indenture and such other documents as specified in the Series Trust Indenture.

          "BOOK-ENTRY NOTES" means Notes, ownership and transfer of which is made through book entries by a Clearing Agency and its participants as described in Section 2.10.

          "BUSINESS  DAY"  has  the  meaning  set forth in the Series Trust
Indenture.

          "CERTIFICATE" means a certificate of a class of certificates identified in the Series Trust Indenture, which Certificate has been issued by the Issuer pursuant to the Trust Agreement.

                                  2



          "CERTIFICATE PRINCIPAL AMOUNT" equals initially that amount set forth and designated as such in the Trust Agreement, and thereafter, such amount, as reduced by all amounts allocable to principal previously distributed to Certificateholders.

          "CLEARING AGENCY" means an organization registered as "clearing agency" pursuant to Section 17A of the Exchange Act.

          "CLEARING AGENCY PARTICIPANT" means a broker, dealer, bank, other financial institution or other Person for whom from time to time, a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

          "CLOSING DATE" means the date set forth and designated as such in the Series Trust Indenture.

          "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and Treasury Regulations promulgated thereunder.

          "COLLATERAL"  has  the  meaning  specified  in  the Series  Trust
Indenture.

          "COLLATERAL OBLIGATIONS" means the credit card securities or receivables listed in the Series Trust Indenture.

          "COLLECTION   ACCOUNT"   means   the   Bond  Collection   Account
established pursuant to Section 8.2 of this Indenture.

          "COMMISSION" means the Securities and Exchange Commission.

          "CORPORATE  TRUST  OFFICE"  means  the principal  office  of  the
Indenture  Trustee  at  which at any particular time  its  corporate  trust business shall be administered,  which  office at the date of the execution of this Indenture is located at 100 Wall  Street, Suite 1600, New York, New
York  10005,  Attention:   Marlene  Fahey;  or such  other  office  as  the
Indenture  Trustee  may  designate  from time to  time  by  notice  to  the
Noteholders, the Certificateholders,  the  Owner  Trustee  and  the  Rating
Agency,  or the principal corporate trust office of any successor Indenture
Trustee (in  which  case  the  successor  Indenture Trustee will notify the
Noteholders,  the  Certificateholders, the Owner  Trustee  and  the  Rating
Agency of the address of such Office).

          "DEFAULT" means any occurrence that is, with notice or the lapse of time or both would become, an Event of Default.

          "DEFINITIVE NOTES" has the meaning specified in Section 2.12.

          "DEPOSITOR"   means   Structured   Products   Corp.,  a  Delaware
corporation, and any permitted successor or assignee.

                                3

          "DESIGNATED  ACCOUNTS"  means  the Collection Account,  the  Note
Payment Account and the Distribution Account  created  pursuant  to Section
8.2 of this Indenture.

          "DISTRIBUTION ACCOUNT" means the Certificate Distribution Account established pursuant to Section 8.2 of this Indenture.

          "DISTRIBUTION DATE" means any one of the dates set forth and designated as Distribution Dates in the Series Trust Indenture upon which payments in respect of the Certificates shall be due and payable.

          "DTC" means the Depository Trust Company.

          "EVENT OF DEFAULT" has the meaning specified in Section 5.1.

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          "EXECUTIVE OFFICER" means the with respect to any corporation, the Chief Executive Officer, Chief Operating Officer, Chief Financial
Officer, President, Executive  Vice  President,  any  Vice  President,  the
Secretary or the Treasurer of such corporation; and with respect to any partnership, any general partner thereof.

          "FINAL CALL DATE" means the date, if any, specified as such in the Series Trust Indenture.

          "FINAL SCHEDULED PAYMENT DATE" means the date set forth and designated as such in the Series Trust Indenture, which shall be the Payment Date upon which the entire unpaid principal amount of the Notes shall be due and payable.

          "GRANT" means mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to this Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

          "HOLDER" or "NOTEHOLDER" means the Person in whose name a Note is registered on the Note Register.

                                4

          "INDENTURE" means the Trust Indenture consisting  of  the  Series
Trust Indenture into which is incorporated by reference the standard terms, including all exhibits, schedules, appendices, supplements and amendments to each.

          "INDENTURE  TRUSTEE"  means the First Trust of New York, National
Association, a New York banking corporation and any successor qualifying under Section 6.11 of this Indenture.

          "INDEPENDENT CERTIFICATE" means a certificate of a non-affiliated accountant, engineer, appraiser or other expert as required by the TIA.

          "INTEREST PERIOD" means, with respect to any Payment Date, the period from and including the Payment Date immediately preceding such Payment Date (or, in the case of the first such Payment Date, the Closing
Date), to but excluding such Payment Date.

          "ISSUER"  means  the  TIERS Asset-Backed Securities, Series CHAMT
Trust 1997-7, the trust created pursuant to the Trust Agreement and identified as the Issuer in the Series Trust Indenture.

          "ISSUER ORDER" and "ISSUER REQUEST" means a written order or request signed in the name of the Issuer by any one of its Authorized
Officers and delivered to the Indenture Trustee.

          "LETTER OF REPRESENTATIONS" means the Letter of Representations, dated the Closing Date, from the Indenture Trustee and the Owner Trustee to DTC, as Clearing Agency, with respect to the Notes.

          "LIEN" means a security interest, lien, charge, pledge, equity or encumbrance of any kind.

          "MOODY'S" means Moody's Investors Service, Inc., or a successor thereto.

          "NOTE" means a note of a class of Notes identified  in the Series
Trust Indenture, which note has been issued by the Issuer pursuant to this Indenture.

          "NOTE DEPOSITORY" means the Clearing Agency, or any nominee thereof, in whose name any Global Notes are registered.

          "NOTE OWNER" means, with respect to a Book-Entry Note, the Person who  is the beneficial owner of such Book-Entry Note, as reflected  on  the books  of  the  Clearing Agency, or on the books of a Person maintaining an
account  with  such   Clearing   Agency  (directly  as  a  Clearing  Agency
Participant or as an indirect participant, each case in accordance with the rules of such Clearing Agency).


                                5

          "NOTE PAYMENT ACCOUNT" means the Note Payment Account established pursuant to Section 8.2 of this Indenture.

          "NOTE REGISTER" and "NOTE REGISTRAR" have the respective meanings specified in Section 2.4.

          "OFFICER'S  CERTIFICATE"   means  a  certificate  signed  by  any
Authorized Officer of the Owner Trustee  and  delivered  to  the  Indenture
Trustee.  Unless otherwise specified, any reference in this Indenture to an
Officer's   Certificate  shall  be  to  an  Officer's  Certificate  of  any
Authorized Officer of the Owner Trustee.

          "OPINION OF COUNSEL" means one or more written opinions of counsel who may, except as otherwise expressly provided in this Indenture, be employees of or counsel to the Owner Trustee and who shall be satisfactory to the Indenture Trustee, and which opinion or opinions shall be addressed to the Indenture Trustee as Indenture Trustee, shall comply with any applicable requirements of Section 11.1 of this Indenture, and shall be in form and substance satisfactory to the Indenture Trustee.

          "ORIGINAL NOTES" means the original notes issued hereunder to be held by DTC, as Clearing Agency.

          "OUTSTANDING" means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture except:

            (i) Notes theretofore cancelled by the Note Registrar or delivered to the Note Registrar for cancellation;

           (ii) Notes or portions of the payment for which money in the necessary amount has been theretofore deposited with the Indenture
     Trustee or any  Paying  Agent  in  trust for the Holders of such Notes
     (PROVIDED, HOWEVER, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor, satisfactory to the Indenture Trustee, has been made); and

          (iii)     Notes in exchange for which  or  in lieu of which other
     Notes  have  been  authenticated  and  delivered  pursuant   to   this
     Indenture,  unless  proven  satisfactory  to  the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser;

PROVIDED that in determining whether the Holders of  the  Notes  have given any  request,  demand, authorization, direction, notice, consent or  waiver hereunder, Notes  owned by the Issuer, the Depositor, the Indenture Trustee
or any Affiliate of  any   foregoing  Persons shall be disregarded, and for
purposes of determining the requisite Outstanding  Amount of Notes shall be

                                6


deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that the Indenture Trustee actually knows to be so owned shall be so disregarded.

          "OUTSTANDING AMOUNT" means the aggregate principal amount of all Notes outstanding at the date of determination.

          "OWNER TRUSTEE" means Delaware Trust Capital Management, Inc.,  a
Delaware  banking  corporation  and  any successor qualifying under Section
6.13 of the Trust Agreement.

          "PAYING AGENT" means the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in
Section 6.11 and who is authorized by the Issuer to make the payments to and distributions from the Note Payment Account, including payment of, principal of or interest on the Notes, on behalf of the Issuer.

          "PAYMENT DATE" means any one of the dates set forth in the Series
Trust Indenture upon which payments in respect of the Notes shall be due and payable.

          "PERSON" means any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government, or any agency or political subdivision thereof.

          "PREDECESSOR NOTE" means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.5 in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

          "PROCEEDING" means any suit in equity, action at law or other judicial or administrative proceeding.

          "RATING AGENCY" means the credit rating agency identified  in the
Series  Trust  Indenture.   If  more  than  one  credit  rating  agency  is
identified  in  the Series Trust Indenture, any reference herein to "Rating
Agency" shall be deemed to include each such credit rating agency.  If such organization or successor  is no longer in existence, "Rating Agency" shall be a United States nationally recognized statistical rating organization or other comparable Person designated by the Depositor, notice of  designation shall be given to the Indenture Trustee.

          "RATING AGENCY CONDITION" means, with respect to any action, that the Rating Agency shall have been given 10 days prior notice thereof, and that the Rating Agency shall have notified the Issuer in writing that such action will not result in a reduction or withdrawal of the then current rating of the Notes.

                                7


          "RECORD DATE" means, with respect to a Payment Date or Redemption
Date, the day identified in the Series Trust Indenture.

          "REDEMPTION DATE" means any date set for the redemption of the Notes upon satisfaction of the conditions for early redemption.

          "REDEMPTION PRICE" means an amount equal to the unpaid principal amount of the Notes redeemed, plus accrued and unpaid interest thereon, but excluding the Redemption Date, plus the redemption premium, if any.

          "REGISTERED HOLDER" means the Person in whose name a Note is registered on the Note Register on the applicable Record Date.

          "RESPONSIBLE  OFFICER"  means,  with  respect  to  the  Indenture
Trustee,  any  officer  within  the Corporate Trust Office of the Indenture
Trustee, including any Vice President, Assistant Vice President, Secretary,
Assistant Secretary, or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers, and also with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge and familiarity with the particular subject.

          "STANDARD & POOR'S" means Standard & Poor's Ratings Services, and any successor thereto.

          "TRUST AGREEMENT" means the trust agreement identified in the Series Trust Indenture.

          "TRUST ESTATE" means all money, instruments, rights and other property that are subject to or intended to be subject to the lien and security interest of this Indenture for the benefit of the Noteholders
(including, without limitation, all property and interests Granted to the Indenture Trustee pursuant to this Indenture), including all proceeds thereof.

          "TIA" means the Trust Indenture Act of 1939, as amended.

          "UCC" means the Uniform Commercial Code, as in effect in the State of Delaware, as amended from time to time.

          SECTION 1.2 OTHER DEFINITIONAL PROVISIONS. Capitalized terms used in this Indenture and not otherwise defined herein shall have the respective meanings assigned them in the Trust Agreement. All references in this Indenture to articles, sections, subsections and exhibits are the same contained in or attached to this Indenture unless otherwise specified.
All terms defined in this Indenture shall have the defined meanings when used in any certificate, notice, Note or other document made or delivered pursuant hereto, unless otherwise defined therein.

                                8


          SECTION 1.3    INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT.
Whenever this Indenture refers to a provision of the TIA, such provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

          "Commission" means the Securities and Exchange Commission.

          "indenture securities" means the Notes.

          "indenture trustee" means the Indenture Trustee.

          "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

          All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by a Commission rule have the respective meanings assigned to them by such definitions.

                             ARTICLE II

                             THE NOTES

          SECTION 2.1    FORM.

          (a) The Notes, together with the Indenture Trustee's Certificate of Authentication, shall be in substantially the forms set forth in Appendix A corresponding to the types of Notes designated in the Series
Trust Indenture, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

          (b)  The  Definitive   Notes   shall   be  typewritten,  printed,
lithographed or engraved, or produced by any combination  of  these methods
(with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

          SECTION 2.2    EXECUTION; AUTHENTICATION AND DELIVERY.

          (a) Each Note shall be dated the date of its authentication, and shall be issuable as a registered Note in any authorized denomination set forth in the Series Trust Indenture.

                                9


          (b)  The  Notes  shall be executed on behalf of the Issuer by any
Authorized  Officer  of the Owner  Trustee.   The  signature  of  any  such
Authorized Officer of the Notes may be manual or facsimile.

          (c)  Notes  bearing   the   manual   or  facsimile  signature  of
individuals who were at any time Authorized Officers  of  the Owner Trustee shall bind the issuer, notwithstanding that such individuals or any of them have ceased to hold such office prior to the authentication and delivery of such Notes, or did not hold such office at the date of such Notes.

          (d)  The  Indenture  Trustee,  in  exchange  for  the  Collateral
Obligations, simultaneously with the sale, assignment and transfer to the Indenture Trustee of the Collateral Obligations, shall cause to be authenticated and delivered to or upon the order of the Issuer, the Notes for original issue in an aggregate principal amount set forth in the Series
Trust Indenture. The aggregate principal amount of Notes outstanding at any time may not exceed that amount except as provided in Section 2.5.
Such Notes shall be duly authenticated by the Indenture Trustee, in authorized denominations.

          (e) No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a Certificate of Authentication substantially in the form set forth in Appendix A, executed by the Indenture Trustee by manual signature of one of its Authorized Officers, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

          SECTION 2.3    ORIGINAL NOTES.

          (a)  The Issuer shall  execute,  and  upon  receipt  of an Issuer
Order the Indenture Trustee shall authenticate and deliver, Original Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, with such variations from the forms of such Notes set forth in Appendix A as are consistent with the terms of this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

          (b)  Under  the circumstances set  forth  in  Section  2.12,  the
Issuer shall cause Definitive  Notes to be prepared.  After the preparation
of  Definitive  Notes,  the  Original   Notes  shall  be  exchangeable  for
Definitive Notes upon surrender of the Original  Notes at the Agency Office of the Issuer to be maintained as provided in Section  3.2,  without charge
to  the  Noteholder.   Upon  surrender or cancellation of any one  or  more
Original Notes, the Issuer shall  execute  and  the Indenture Trustee shall authenticate and deliver in exchange, a like principal amount of Definitive
Notes  of authorized denominations.  Until so delivered  in  exchange,  the
Original Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

                                10

          SECTION 2.4    REGISTRATION;   REGISTRATION   OF   TRANSFER   AND
EXCHANGE OF NOTES.

          (a)  The  Issuer  shall  cause to be kept a Note Register for the
Notes in which, subject to such reasonable regulations as it may prescribe, the  Issuer  shall  provide  for the registration  of  the  Notes  and  the
registration  of  transfers of the  Notes.   The  Indenture  Trustee  shall
initially be the Note  Registrar  for  the purpose of registering the Notes and transfers of the Notes as herein provided.  Upon any resignation of any
Note Registrar, the Issuer shall promptly  appoint  a  successor  or, if it elects  not  to  make  such  an  appointment, assume the duties of the Note
Registrar.

          (b)  If a Person other than the Indenture Trustee is appointed by the Issuer as Note Registrar, the  Issuer  will  give the Indenture Trustee prompt written notice of the appointment of such Note  Registrar and of the
location,  and  any  change  in  the  location, of the Note Register.   The
Indenture Trustee shall have the right  to inspect the Note Register at all reasonable times and to obtain copies thereof.  The Indenture Trustee shall have the right to rely upon a certificate  executed  on  behalf of the Note
Registrar by an Executive Officer thereof as to the name and  addresses  of the Noteholders and the principal amounts and number of such Notes.

          (c) Upon surrender for registration of transfer of any Note at the Corporate Trust Office of the Indenture Trustee or the Agency Office of the Issuer (and following the delivery in the former case of such Notes to the Issuer by the Indenture Trustee), the Issuer shall execute, the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, in the name of the designated transferee or transferees, one or more new Notes of the same series and class in any authorized denominations, of a like aggregate principal amount.

          (d) At the option of the Noteholder, Notes may be exchanged for other Notes of the same series and class in any authorized denominations of a like aggregate principal amount, upon surrender of the Notes to be exchanged at the Corporate Trust Office of the Indenture Trustee or the Agency Office; provided, however, that in the latter case the Issuer agrees that such surrendered Notes shall be promptly delivered to the Indenture
Trustee. Whenever any Notes are so surrendered for exchange, the Issuer shall execute, and the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, the Notes which the Noteholder making the exchange is entitled to receive.

          (e) All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under the Indenture, as the Notes surrendered upon such registration of transfer or exchange.

                                11



          (f) Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in a form satisfactory to the Indenture
Trustee and the Note Registrar, duly executed by the Holder thereof or such Holder's attorney duly authorized in writing, with such other documents as the Indenture Trustee may require.

          (g) No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Issuer or Indenture
Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section
2.3 or 9.6 not involving any transfer.

          (h)  The    preceding    provisions    of    this   Section   2.4
notwithstanding,  the  Issuer  shall  not be required to transfer  or  make exchanges, and the Note Registrar need  not register transfers or exchanges of Notes that: (i) have been selected for redemption pursuant to Article X, if applicable; or (ii) are due for repayment  within  15 days of submission to the Corporate Trust Office or the Agency Office.

          SECTION 2.5    MUTILATED, DESTROYED, LOST OR STOLEN NOTES.

          (a)  If (i) any mutilated Note is surrendered  to  the  Indenture
Trustee, or the Indenture Trustee receives evidence to its satisfaction  of the  destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture  Trustee  such security or indemnity as may be required by it to hold the Issuer and the  Indenture Trustee harmless, then in the absence of notice to the Issuer, the  Note Registrar, or the Indenture Trustee that such Note has been acquired by  a  bona  fide  purchaser,  the Issuer shall
execute  and  upon  the  Issuer's  request  the  Indenture  Trustee   shall
authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed,  lost  or  stolen  Note,  a replacement Note of a like aggregate principal amount; provided, however, that  if  any  such destroyed, lost or stolen Note, but not a mutilated Note, shall have become  or  within  seven days  shall  be  due and payable, or shall have been called for redemption, instead of issuing  a replacement Note, the Issuer may pay to the Holder of such destroyed, lost or stolen Note the amount due and payable thereon when so due or payable or upon the Redemption Date without surrender thereof.

          (b) If, after the delivery of a replacement Note or payment in respect of a destroyed, lost or stolen Note pursuant to subsection (a), a bona fide purchaser of the original Note in lieu of which such replacement
Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from (i) any Person to whom it was delivered; (ii) the Person

                                12


taking such replacement Note from the Person to whom such replacement Note was delivered; or (iii) any assignee of such Person, except a bona fide purchaser, and the Issuer and the Indenture Trustee shall be entitled to recovery upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture
Trustee in connection therewith.

          (c) In connection with the issuance of any replacement Note under this Section 2.5, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto, and any other reasonable expenses
(including all fees and expenses of the Indenture Trustee) connected therewith.

          (d) Any duplicate Note issued pursuant to this Section 2.5 in replacement for any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be found at any time or be enforced by any Person, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

          (e) The provisions of this Section 2.5 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen
Notes.

          SECTION 2.6 PERSONS DEEMED NOTEHOLDERS. Prior to presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name any Note is registered (as of the day of determination) as the Noteholder for the purpose of receiving payments of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Notes be overdue, and neither the Issuer, the Indenture Trustee nor any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

          SECTION 2.7    PAYMENT OF PRINCIPAL AND INTEREST.

          (a) Each Note of a series and class of Notes shall be entitled to payments of interest as provided in the form of Note for such series and class set forth in Appendix A, and such interest shall be payable on each Payment Date as specified therein. Any installment of interest payable on any Note which is punctually paid or duly provided for by a deposit by or at the direction of the Issuer into the Note Payment Account on the applicable Payment Date shall be paid to the Person in whose name such Note
(or  one  or more Predecessor Notes) is registered on the applicable Record
Date, by check mailed first-class, postage prepaid to such Person's address as it appears on the Note Register on such Record Date; provided, however,

                                13

that unless and until Definitive Notes have been issued pursuant to Section
2.12 with respect to Notes registered on the applicable Record Date in the name of the Note Depository (initially, Cede & Co.), payment shall be made by wire transfer in immediately available funds to the account designated by the Note Depository.

          (b) The entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, if:

            (i)     an  Event  of  Default  shall   have  occurred  and  be
     continuing; and

           (ii) the Indenture Trustee or the Noteholders representing not less that 25% of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in
     Section 5.2.

          (c) Following an Event of Default and the acceleration of the Notes as aforesaid, except to the extent otherwise specifically provided herein, (i) Noteholders will be entitled to ratable repayment of principal on the basis of their respective unpaid principal balances and (ii) repayment in full of the accrued interest on and unpaid principal balances of the Notes will be made prior to any further payment of interest or principal on the Certificates in respect of the Certificate Principal
Amount.

          (d)  The Indenture Trustee shall notify each Noteholder of record as of the Record Date  for  a  Payment  Date,  of  the  fact that the final installment of principal of and interest on such Note is to be paid on such
Payment  Date.   Such  notice  shall  be  sent (i) on such Record  Date  by facsimile, if Book-Entry Notes are outstanding;  or  (ii)  not  later  than three  Business  Days  after  such  Record  Date in accordance with Section
11.5(a), if Definitive Notes are outstanding,  and  shall specify that such final installment shall be payable only upon presentation  and surrender of such Note and shall specify the place where such Note may be  presented and surrendered  for  payment of such installment.  Notices in connection  with redemptions of Notes  shall be mailed to Noteholders as provided in Section
10.2.

          SECTION 2.8    CANCELLATION  OF NOTES.  All Notes surrendered for
payment,  redemption,  exchange  or  registration  of  transfer  shall,  if surrendered to any Person other than the Indenture Trustee, be delivered to the  Indenture Trustee and shall be promptly  cancelled  by  the  Indenture
Trustee.   The  Issuer may at any time deliver to the Indenture Trustee for cancellation any  Notes  previously  authenticated  and delivered hereunder which the Issuer may have acquired in any manner whatsoever,  and all Notes
so  delivered  shall  be  promptly cancelled by the Indenture Trustee.   No
Notes shall be authenticated  in  lieu  of  or  in  exchange  for any Notes cancelled as provided in this Section 2.8, except as expressly permitted by
this  Indenture.   All  cancelled Notes may be held or disposed of  by  the

                                14


Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer
Order that they be destroyed or returned to it; provided, however, that such Issuer Order is timely and the Notes have not been previously disposed of by the Indenture Trustee.

          SECTION 2.9 RELEASE OF COLLATERAL. Subject to Section 11.1, the Indenture Trustee shall release property from the lien of this Indenture, including a release of property pursuant to Section 10.4, only upon receipt of an Issuer Request accompanied by an Officers' Certificate, an Opinion of Counsel, and Independent Certificates in accordance with TIA
Sections 314(c) and 314(d)(1) or an Opinion of Counsel in lieu of such Independent Certificates, to the effect that the TIA does not require any such Independent Certificates.

          SECTION 2.10   BOOK-ENTRY   NOTES.    The  Notes,  upon  original
issuance,  shall be issued in the form of a typewritten  Original  Note  or
Notes representing  the  Book-Entry  Notes,  to  be  delivered  to DTC, the initial Clearing Agency, by or on behalf of the Issuer.  Such Original Note or Notes shall be registered on the Note Register in the name of  the  Note
Depository,  and no Note Owner shall receive a Definitive Note representing such Note Owner's  interest  in  such  Note,  except as provided in Section
2.12.   Unless  and until the Definitive Notes have  been  issued  to  Note
Owners pursuant to Section 2.12:

          (a) the provisions of this Section 2.10 shall be in full force and effect;

          (b) the Note Registrar and then Indenture Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole holder of the Notes and shall have no obligation to the Note Owners;

          (c) to the extent that the provisions of this Section 2.10 conflict with any other provisions of this Indenture, the provisions of this Section 2.10 shall control;

          (d)  the  rights  of  the  Note  Owners  shall  be exercised only through  the  Clearing Agency and shall be limited to those established  by law and agreements  between such Note Owners and the Clearing Agency and/or
the Clearing Agency Participants.   Unless  and  until Definitive Notes are
issued  pursuant to Section 2.12, the initial Clearing  Agency  shall  make book-entry  transfers  between the Clearing Agency Participants and receive and transmit payments of  principal  of  and  interest on the Notes to such
Clearing  Agency Participants, pursuant to the Letter  of  Representations;
and

          (e) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the Outstanding Amount of the Notes, the Clearing
Agency shall be deemed to represent such percentage only to the extent that

                                15


it has (i) received instructions to such effect  from  Note  Owners  and/or
Clearing Agency Participants owning or representing respectively, such required percentage of the beneficial interest in the Notes; and (ii) has delivered such instructions to the Indenture Trustee.

          SECTION 2.11   NOTICES TO CLEARING AGENCY.   Whenever a notice or
other  communication to the Noteholders is required under  this  Indenture, unless and  until  Definitive  Notes  shall have been issued to Note Owners pursuant to Section 2.12, the Indenture Trustee shall give all such notices and communications specified herein to  be  given  to  Noteholders  to  the
Clearing Agency, and shall have no obligation to the Note Owners.

          SECTION 2.12   DEFINITIVE  NOTES.   If  (i) the Depositor advises
the  Indenture Trustee in writing that the Clearing  Agency  is  no  longer willing  or able to properly discharge its responsibilities with respect to the Notes and the Issuer is unable to locate a qualified successor; or (ii)
the Depositor, at its option, advises the Indenture Trustee in writing that it elects  to  terminate the book-entry system through the Clearing Agency;
or  (iii)  after the  occurrence  of  an  Event  of  Default,  Note  Owners representing  beneficial  interests  aggregating at least a majority of the
Outstanding Amount of the Notes advise  the Clearing Agency in writing that the continuation of a book-entry system through  the  Clearing Agency is no longer in the best interests of the Note Owners, then the Indenture Trustee shall notify the Clearing Agency of the occurrence of any such event and of its  intent  to make Definitive Notes available to Note Owners,  and  shall request the surrender  to the Indenture Trustee of the typewritten Original
Note or Notes representing  the  Book-Entry  Notes  by the Clearing Agency.
Upon  such  surrender,  accompanied by registration instructions  from  the
Clearing Agency, the Issuer  shall  execute and the Indenture Trustee shall authenticate the Definitive Notes in  accordance  with  the instructions of
the  Clearing  Agency.   Neither  the  Issuer,  the Note Registrar  or  the
Indenture  Trustee  shall  be  liable  for any delay in  delivery  of  such instructions  and  may conclusively rely on,  and  shall  be  protected  in
relying on, such instructions.   Upon the issuance of Definitive Notes, the
Indenture Trustee shall recognize  the  Holders  of the Definitive Notes as
Noteholders.

          SECTION 2.13   DEPOSITOR AS NOTEHOLDER.   Subject  to the proviso
set forth in the definition of "Outstanding" in Section 1.1, the  Depositor in its individual or any other capacity may become the owner or pledger  of
Notes  and  may  otherwise  deal with the Issuer or its affiliates with the same rights it would have if it were not the Depositor.

          SECTION 2.14   TAX  TREATMENT.   The  Issuer  and  the  Indenture
Trustee,  by entering into this Indenture, and the Noteholders by acquiring any Notes or  Interests therein, (i) express their intention that the Notes qualify under applicable  tax law as indebtedness secured by the Collateral

                                16


Obligations, and (ii) unless otherwise required by appropriate taxing authorities, agree to treat the Notes as indebtedness secured by the Collateral Obligations for the purpose of federal income taxes, state and local income and franchise taxes and any other taxes imposed upon, measured by or based upon gross or net income.


                             ARTICLE III

                             COVENANTS

          SECTION 3.1 PAYMENT OF PRINCIPAL AND INTEREST. The Issuer shall duly and punctually pay the principal and interest on the Notes in accordance with the terms of the Notes and this Indenture. On each Payment
Date and on the Redemption Date, the Issuer shall cause all amounts on deposit in the Note Payment Account to be distributed to the Noteholders in accordance with Section 8.5, less amounts properly withheld under the Code or applicable state law by any Person from a payment to any Noteholder of interest and/or principal. Any amounts so withheld shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

          SECTION 3.2    MAINTENANCE OF AGENCY OFFICE.    As long as any of
the Notes remains outstanding, the Issuer shall maintain in  the Borough of
Manhattan, New York City, an office (the "Agency Office"), being  an office or agency where Notes may be surrendered to the Issuer for registration  of transfer  or  exchange, and where notices and demands to or upon the Issuer in respect of the  Notes  and  this  Indenture  may  be served.  The Issuer hereby initially appoints the Indenture Trustee to serve  as  its agent for the foregoing purposes.  The Issuer shall give prompt written notice to the
Indenture  Trustee  of the location, and of any change in the location,  of
any such office or agency.   If  at  any  time  the  Issuer  shall  fail to
maintain  any  such office or agency or shall fail to furnish the Indenture
Trustee with the address thereof, such  surrenders, notices and demands may be made or served  at  the Corporate Trust Office of the Indenture Trustee,
and the Issuer hereby appoints  the  Indenture  Trustee  as  its  agent  to receive all such surrenders, notices, and demands.

          SECTION 3.3    MONEY FOR PAYMENT TO BE HELD IN TRUST.

          (a) As provided in Section 8.2, all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Note Payment Account pursuant to Section 8.5 shall be made on behalf of the Issuer by the Indenture Trustee or by another Paying
Agent, and no amounts so withdrawn from the Note Payment Account for payments of Notes shall be paid over to the Issuer except as provided in this Section 3.3.

          (b)  On  or  before  the Business Day next preceding each Payment
Date or the Redemption Date, the Issuer shall deposit or cause to be deposited in the Note Payment Account an aggregate sum sufficient to pay

                                17


the amounts then becoming due, such sum to be held in trust for the benefit of the Persons entitled thereto and (unless the Paying Agent is the Indenture Trustee) shall promptly notify the Indenture Trustee of its action or failure so to act.

          (c) The Issuer shall cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture
Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section 3.3, that such Paying
Agent shall:

            (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

           (ii) give the Indenture Trustee notice of any default by the Issuer of which it has actual knowledge (or any other obligor upon the Notes) in the making of any payment required to be made with respect to the Notes;

          (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent for deposit by the Indenture Trustee in the applicable Designated
     Account;

           (iv) immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent in effect at the time of determination; and

            (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

          (d) The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer order direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          (e) Subject to all applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining

                                18


unclaimed for one year after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request;
and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business
Day and of general circulation in New York City, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining shall be repaid to the Issuer. The
Indenture Trustee may also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right or interest in moneys due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Holder).

          SECTION 3.4 EXISTENCE. The Issuer shall keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other State or of the United
States of America, in which case the Issuer shall keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and shall obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral and each other instrument or agreement included in the Trust
Estate.

          SECTION 3.5    PROTECTION  OF  TRUST  ESTATE;  ACKNOWLEDGMENT  OF
PLEDGE.   The Issuer shall from time to time execute and deliver  all  such supplements  and  amendments  hereto  and  all  such  financing statements,
continuation  statements,  instruments  of  further  assurance   and  other
instruments, and shall take such other action necessary or advisable to:

            (i)     maintain  or  preserve  the  lien and security interest
     (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

           (ii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

          (iii)     enforce any of the Collateral; or


                                19
<PAGE


           (iv) preserve and defend title to the Trust Estate and the rights of the Indenture Trustee and the Noteholders in such Trust
     Estate against the claims of all persons and parties,

and the Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required by the Indenture Trustee pursuant to this
Section 3.5.

          SECTION 3.6    OPINIONS AS TO TRUST ESTATE.

          (a) On the Closing Date, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel to the effect that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statement as are necessary to perfect and make effective the lien and security interest of this Indenture and reciting the details of such action, or stating that in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

          (b)  On  or  before  the  date  set  forth  in  the  Series Trust
Indenture in each calendar year, beginning on the date set forth in the Series Trust Indenture, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel to the effect that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain the lien and security interest created by this Indenture. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture until such date in the following calendar year.

          SECTION 3.7    PERFORMANCE OF BOND.

          (a) The Issuer shall not take any action and shall use best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Trust Estate or that would result in the amendment, hypothecation, subordination, termination or

                                20


discharge of, or impair the validity or effectiveness of any such instrument or agreement, except as expressly provided in this Indenture or such other instrument or agreement.

          (b) The Issuer may contract with other Persons to assist in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officers'
Certificate of the Issuer shall be deemed to be action taken by the Issuer.

          (c) The Issuer shall punctually perform and observe all of its obligations and agreements contained in this Indenture, the Basic Documents and in the instruments and agreements included in the Trust Estate, including but not limited to filing or causing to be filed all UCC financing statements and continuation statements required to be filed by the terms of this Indenture in accordance with and within the time periods provided for therein and therein.

          (d)  Subject to Article  IX, without derogating from the absolute nature  of  the assignment granted to  the  Indenture  Trustee  under  this
Indenture or  the  rights  of  the  Indenture Trustee hereunder, the Issuer agrees  that  it  shall  not, without the  prior  written  consent  of  the
Indenture Trustee or the Holders  of  at  least  a  majority in Outstanding
Amount of the Notes, as applicable, in accordance with  the  terms thereof, amend, modify, waive, supplement, terminate or surrender, or agree  to  any amendment,  modification,  supplement, termination, waiver or surrender of, the terms of the Collateral  Obligations  or  the Basic Documents, or waive
timely  performance  or  observance  by  the  Depositor   under  the  Trust
Agreement.  If any such amendment, modification, supplement or waiver shall be so consented to by the Indenture Trustee or such Holders  as applicable, the Issuer agrees, promptly following a request by the Indenture Trustee to do so, to execute and deliver, in its own name and at its own expense, such agreements,  instruments,  consents  and  other  documents as the Indenture
Trustee may deem necessary or appropriate in the circumstances.

          SECTION 3.8    NEGATIVE  COVENANTS.  So long  as  any  Notes  are
Outstanding, the Issuer shall not:

          (a) sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, except in accordance with Section
3.10(b) of this Indenture;

          (b) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code or applicable state law) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust
Estate;

          (c) voluntarily commence any insolvency, readjustment or debt, marshalling of assets and liabilities or other proceeding, or apply for an


                                21

order by a court or agency or supervisory authority for the winding-up or liquidation of its affairs or any other event specified in Section 5.1(f);
or

          (d)  permit  (i)  the validity or effectiveness of this Indenture to  be impaired, or permit the  lien  of  this  Indenture  to  be  amended, hypothecated,  subordinated,  terminated  or discharge, or any Person to be released from any covenants or obligations  with respect to the Notes under this Indenture except as may be expressly permitted  hereby;  (ii) any lien charge,  excise,  claim,  security  interest, mortgage or other encumbrance
(other than the lien of this Indenture)  to  be  created on or extend to or otherwise arise upon or burden the Trust Estate or  any part thereof or any
interest  therein  or  the   proceeds thereof; or (iii) the  lien  of  this
Indenture not to constitute a valid first priority security interest in the
Trust Estate.

          SECTION 3.9 ANNUAL STATEMENT AS TO COMPLIANCE. The Issuer shall deliver to the Rating Agency and the Indenture Trustee, on or before the date set forth in the Series Trust Indenture, beginning on the date set forth in the Series Trust Indenture, an Officer's Certificate signed by an Authorized Officer, dated as of the date set forth in the Series Trust
Indenture of such year, stating that:

          (a) a review of the activities of the Issuer during such fiscal year and of performance under this Indenture has been made under such Authorized Officer's supervision; and

          (b) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has fulfilled all of its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such Authorized Officer and the nature and status thereof. A copy of such certificate may be obtained by any Noteholder by a request in writing to the Issuer addressed to the Corporate Trust Office of the Indenture
Trustee.

          SECTION 3.10   CONSOLIDATION,    MERGER,    ETC.,    OF   ISSUER;
DISPOSITION OF TRUST ASSETS.

          (a) The Issuer shall not consolidate or merge with or into any other Person, unless:

            (i)     the  Person  (if  other  than  the Issuer) formed by or
     surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of  America, or any State and  shall  expressly  assume  by  an  indenture supplemental  hereto,
     executed  and  delivered  to  the  Indenture   Trustee,   in   a  form
     satisfactory to the Indenture Trustee, the due and punctual payment of the  principal  of  and  interest  on all Notes and the performance or observance of every agreement and covenant  of  this  indenture on the part  of  the  Issuer  to  be  performed or observed, all as  provided herein;

                                22


           (ii) immediately after giving effect to such merger or consolidation, no Default or Event of Default shall have occurred and be continuing;

          (iii) owners of at least 66-2/3% of the Outstanding Amount of the Notes shall have consented to such transaction and the Rating
     Agency Condition shall have been satisfied with respect to such transaction; and

           (iv)     The  Issuer  shall  have  delivered  to  the  Indenture
     Trustee an Officer's Certificate and an Opinion of Counsel addressed to the Issuer, stating that such consolidation or merger and such supplemental indenture comply with the foregoing requirements and shall have no material adverse tax consequences to the Issuer or to any Noteholders or Certificateholders.

          (b)  Except as expressly permitted by this Indenture or the other
Basic Documents, the Issuer shall not sell, convey, exchange, transfer or otherwise dispose of any of its properties or assets, including those included in the Trust Estate, to any Person, unless:

            (i) the Person that acquires such properties or assets of the Issuer (A) shall be a United States citizen or a Person organized and existing under the laws of the United States of America or any State and (B) by an Indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee:

                    (1) expressly assumes the due and punctual payment of the principal and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

                    (2)  expressly   agrees  that  all  rights,  title  and
          interest so sold, conveyed,  exchanged,  transferred or otherwise disposed of shall be subject and subordinate  to  the  rights  of
          Noteholders;

                    (3)  unless  otherwise  provided  in  such supplemental
          indenture,  expressly  agrees  to  indemnify,  defend   and  hold
          harmless  the  Issuer  against  and  from any loss, liability  or expense arising under or related to this Indenture and the Notes;
          and

                    (4) expressly agrees that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;


                                  23


           (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

          (iii) owners of at least 66-2/3% of the Outstanding Amount of the Notes shall have consented to such transaction and the Rating
     Agency Condition shall have been satisfied with respect to such transaction; and

           (iv)     the  Issuer  shall  have  delivered  to  the  Indenture
     Trustee an Officer's Certificate and an Opinion of Counsel addressed to the Issuer, stating that such sale, conveyance, exchange, transfer or disposition and such supplemental indenture comply with the foregoing requirements, and shall have no material adverse tax consequence to the Issuer or to any Noteholders or Certificateholders.

          (c) The Issuer shall not liquidate or dissolve without the consent of owners of at least 66-2/3% of the Outstanding Amount of the Notes.

          SECTION 3.11   SUCCESSOR OR TRANSFEREE.

          (a) Upon any consolidation or merger of the Issuer in accordance with Section 3.10(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

          (b) Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.10(b), the Issuer shall be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee from the Person acquiring such assets and properties stating the Issuer is to be so released.

          SECTION 3.12 NO OTHER BUSINESS. The Issuer shall not engage in any business or activity other than acquiring and holding the Bonds and the proceeds therefrom in the manner contemplated by the Basic Documents, issuing the Notes and the Certificates, making payments on the Notes and the Certificates and such other activities that are necessary, suitable, or convenient to accomplish the foregoing or are incidental thereto, as set forth in Section 2.3 of the Trust Agreement.

          SECTION 3.13 NO BORROWING. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness for money borrowed other than indebtedness for money borrowed in respect of the Notes or in accordance with the Basic Documents.

                                24



          SECTION 3.14   GUARANTEES, LOANS, ADVANCES AND OTHER LIABILITIES.
Except as contemplated  by this Indenture or the other Basic Documents, the
Issuer shall not make any  loan  or  advance  or  credit  to,  or guarantee
(directly  or indirectly or by an instrument having the effect of  assuring another's payment  or  performance  on  any  obligation or capability of so doing  or  otherwise),  endorse  or otherwise become  contingently  liable, directly  or indirectly, in connection  with  the  obligations,  stocks  or
dividends,   of,   or  own,  purchase,  repurchase  or  acquire  (or  agree
contingently to do so)  any stock, obligations, assets or securities of, or any other interest in, or  make  any  capital  contribution  to,  any other
Person.

          SECTION 3.15 CAPITAL EXPENDITURES. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

          SECTION 3.16   RESTRICTED  PAYMENTS.    Except  for  payments  of
principal or interest, or redemption of the Notes, so long as any Notes are
Outstanding, the Issuer shall not directly or indirectly:

          (a)  pay any dividend or make any distribution  (by  reduction of
capital  or  otherwise),  whether  in  cash,  property,  securities  or   a
combination  thereof,  to  the  Owner  Trustee or any owner of a beneficial interest in the Issuer or otherwise, in  each  case  with  respect  to  any ownership  or equity interest or similar security in or of the Issuer or to the Depositor;

          (b) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or similar security; or

          (c) set aside or otherwise segregate any amounts for any such purpose;

provided,  however,  that  the  Issuer  may make,  or  cause  to  be  made,
distributions  to  the  Indenture  Trustee,  the   Owner  Trustee  and  the
Certificateholders as permitted by, and to the extent  funds  are available
for such purpose under, this Indenture or the Trust Agreement.   The Issuer
shall  not, directly or indirectly, make payments to or distributions  from the Designated Accounts except in accordance with the Basic Documents.

          SECTION 3.17   NOTICE OF EVENTS OF DEFAULT.  Within five Business
Days after  the occurrence thereof, the Issuer agrees to give the Indenture
Trustee and the Rating Agency prompt written notice of each Event of Default hereunder.

          SECTION 3.18   FURTHER INSTRUMENTS AND ACTS.  Upon request of the
Indenture Trustee, the Issuer shall execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.


                                25


          SECTION 3.19   REPRESENTATIONS  AND  WARRANTIES  BY THE ISSUER TO
THE INDENTURE TRUSTEE. The Issuer hereby represents and warrants to the Indenture Trustee as follows:

          (a)  GOOD   TITLE.   No  Collateral  Obligation  has  been  sold,
transferred, assigned or pledged by the Issuer to any Person other than the
Indenture Trustee.  Immediately  prior  to the conveyance of the Collateral
Obligations pursuant to this Indenture, the  Issuer had good and marketable title thereto, free of any Lien; and upon execution  and  delivery  of this
Indenture by the Issuer, the Indenture Trustee shall have all of the right, title  and  interest  of  the  Issuer  in,  to  and  under  the  Collateral
Obligations,  the  unpaid indebtedness evidenced thereby and the collateral security therefor, free of any Lien; and

          (b)  ALL  FILINGS   MADE.    All   filings   (including,  without
limitation,  UCC  filings)  necessary  in  any  jurisdiction  to  give  the
Indenture  Trustee  a  first perfected ownership interest in the Collateral
Obligations shall have been made.


                             ARTICLE IV

                    SATISFACTION AND DISCHARGE

          SECTION 4.1    SATISFACTION  AND  DISCHARGE  OF  INDENTURE.  This
Indenture shall cease to be of further effect with respect to the Notes except as to: (i) rights of registration of transfer and exchange; (ii) substitution of mutilated, destroyed, lost or stolen Notes; (iii) rights of Noteholders to receive payments of principal thereof and interest thereon;
(iv)  Sections 3.3, 3.4, 3.5, 3.8, 3.10,  3.12,  3.13  and  3.19;  (v)  the
rights,  obligations  and  immunities  of  the  Indenture Trustee hereunder
(including the rights of the Indenture Trustee under Section 6.7 and the obligations of the Indenture Trustee under Sections 4.2 and 4.4); and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, if:

          (a)  either:

               (1)  all  Notes  theretofore  authenticated   and  delivered
     (other  than  (A)  Notes that have been destroyed, lost or stolen  and that have been replaced  or  paid  as  provided in Section 2.5 and (B)
     Notes for whose payment money has theretofore  been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided  in Section 3.3)
     have been delivered to the Indenture Trustee for cancellation; or


                                26


               (2)  all  Notes  not theretofore delivered to the  Indenture
     Trustee for cancellation:

                    (A)  have become due and payable,

                    (B)  shall  become   due   and  payable  on  the  Final
          Scheduled Payment Date, as appropriate, within one year, or

                    (C) are to be called for redemption within one year under arrangements satisfactory to the Indenture Trustee for the giving of notice or redemption by the Indenture Trustee, in the name and at the expense of the Issuer, and  the  Issuer, in the case  of  (A),  (B),  or  (C)  of  subsection
     4.1(a)(2) above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire amount principal of and accrued interest on such Notes not theretofore delivered to the Indenture Trustee for cancellation when due to the Final Scheduled Payment Date or Redemption Date (if Notes shall have been called for redemption pursuant to Section 10.1(a)), as the case may be;

          (b) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer; and

          (c) the Issuer has delivered to the Indenture Trustee an Officer's Certificate, an Opinion of Counsel and an Independent Certificate from a firm of certified public accountant, each meeting the applicable requirements of Section 11.1(a) and each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

          SECTION 4.2 APPLICATION OF TRUST MONEY. All moneys deposited with the Indenture Trustee pursuant to Article VIII shall be held in trust and applied by it, in accordance with the provisions of the Notes, the Trust Agreement and this Indenture, to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Holders of the particular Notes for the payment of redemption of which such moneys have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest.

          SECTION 4.3 REPAYMENT OF MONEYS HELD BY PAYING AGENT. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all moneys then held by any Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect

                                27


to  such  Notes  shall, upon demand of the Issuer, be paid to the Indenture
Trustee to be held and applied according to Section 3.3 and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

          SECTION 4.4    DURATION   OF   POSITION   OF  INDENTURE  TRUSTEE.
Notwithstanding the earlier payment in full of all principal  and  interest due to the Noteholders under the terms of the Notes and the cancellation of the Notes pursuant to Section 3.1, the Indenture Trustee shall continue  to act  in the capacity as Indenture Trustee hereunder and, for the benefit of the Certificateholders,  as appropriate, until such time as all payments in
respect  of  Certificate  Principal   Amount   and   interest  due  to  the
Certificateholders have been paid in full.


                             ARTICLE V

                       DEFAULT AND REMEDIES

          SECTION 5.1    EVENTS  OF  DEFAULT.   For  the purposes  of  this
Indenture, "Event of Default" wherever used herein, means  any  one  of the following events;

          (a) failure to pay interest on any Note as and when the same becomes due and payable, which failure continues unremedied for a period of five (5) days; or

          (b) failure to pay any installment of the principal of any Note as and when the same becomes due and payable, which failure continues unremedied for a period of five (5) days; or

          (c)  the impairment  of  the  validity  or  effectiveness of this
Indenture  or  any  grant hereunder, or the subordination,  termination  or discharge of the lien  of this Indenture, or the release of any Person from
any  covenants  or  obligations   under  this  Indenture  unless  otherwise
expressly  permitted,  or  the  creation  of  any  lien,  charge,  security interest, mortgage or other encumbrance  with  respect  to  any part of the property  subject  to  the  lien of this Indenture, or any interest  in  or proceeds of such property, unless  otherwise  expressly  permitted,  or the failure  of the lien of this Indenture to constitute a valid first priority security interest in the property subject to the lien of this Indenture and the continuation  of  any  of  such  defaults for a period of 30 days after notice to the Issuer by the Trustee or to the Issuer and the Trustee by the
holders of at least 25% of the Outstanding Amount of the Notes; or

          (d) default in the observance or performance in any material respect of any covenant or agreement of the Issuer made in this Indenture
(other than a covenant or agreement, a default in the observance or performance of which is elsewhere specifically dealt with in this Section
5.1) which failure materially and adversely affects the rights of the Noteholders, and such default shall continue or not be cured, for a period of 60 days after there shall have been given written notice of such failure

                                28


to the Issuer by the Indenture Trustee or to the Issuer  and  the Indenture
Trustee by the Holders of at least 25% of the Outstanding Amount of the Notes; or

          (e) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Trust Estate in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trustee Estate, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

          (f) the commencement by the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of action by the Issuer in furtherance of any of the foregoing.

The  Issuer  shall  deliver  to the Indenture Trustee, within five Business
Days after learning of the occurrence thereof, written notice in the form of an Officer's Certificate of any event which with the giving of notice and the lapse of time would become an Event of Default under Sections
5.1(c), its status and what action the Issuer is taking or proposes to take with respect thereto.

          SECTION 5.2    ACCELERATION    TO    MATURITY;   RESCISSION   AND
ANNULMENT.

          (a) If an Event of Default, other than an Event of Default as described in Section 5.1(d) or (e), should occur and be continuing, the Indenture Trustee or the Holders of Notes representing not less than 25% of the Outstanding Amount of the Notes may declare all the Notes to be immediately due and payable, by a notice in writing to the Issuer (and or the Indenture Trustee if given by the Noteholders) setting forth the Event or Events of Default, and upon any such declaration the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.
If an Event of Default, as described in Section 5.1(e) or (f), should occur


                                29

and be continuing, the Indenture Trustee shall declare all the Notes to be immediately due and payable, and upon any such declaration the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

          (b)  Except  in  the case of an Event of Default as described  in
5.1(e), at any time after such  declaration of acceleration of maturity has been made and before a judgment or  decree for payment of the money due has been obtained by the Indenture Trustee  as  hereinafter  provided  in  this
Article  V, the Holders of Notes representing a majority of the Outstanding
Amount of  the  Notes,  by  written  notice to the Issuer and the Indenture
Trustee, may waive all Defaults set forth  in the notice delivered pursuant to  all  Defaults  set forth in the notice delivered  pursuant  to  Section
5.2(a), and rescind  and  annul  such  declaration  and  its  consequences;
provided, however, that no such rescission and annulment shall extend to or affect  any subsequent default or impair any right consequent thereto;  and provided,  further  that  if  the Indenture Trustee shall have proceeded to
enforce any right under this Indenture   and  such  proceedings  shall have
been discontinued or abandoned because of such rescission and annulment  or for  any  other  reason,  or  shall  have  been determined adversely to the
Indenture Trustee, then and in every such case,  the Indenture Trustee, the
Issuer  and  the  Noteholders,  as  the  case  may  be, shall  be  restored respectively  to  their  former  positions  and rights hereunder,  and  all rights, remedies and powers of the Indenture  Trustee,  the  Issuer and the
Noteholders,  as  the  case  may  be,  shall  continue  as  though  no such proceedings had been taken.

          SECTION 5.3    COLLECTION   OF   INDEBTEDNESS   AND   SUITS   FOR
ENFORCEMENT BY INDENTURE TRUSTEE.

          (a)  The Issuer covenants that if:

            (i) default is made in the payment of any installment of interest on any Note when the same becomes due and payable, and such default continues unremedied for a period of five days after receipt by the Issuer of notice thereof from the Indenture Trustee or receipt by the Issuer and the Indenture Trustee of notice thereof from the Holders of at least 25% of the Outstanding Amount of the Notes; or

           (ii) default is made in the payment of the principal or any installment of the principal of any Note when the same becomes due and payable, and such default continues unremedied for a period of thirty
     (30) days after receipt by the Issuer of notice thereof from the Indenture Trustee of notice thereof from the holders of at least 25% of the Outstanding Amount of the Notes;

the Issuer shall, upon demand of the Indenture Trustee, pay to the Indenture Trustee, for the ratable benefit of the Noteholders in accordance with their respective outstanding principal amounts, the whole amount then due and payable on such Notes for principal and interest, with interest


                                30

upon the overdue principal, at the rate borne by the Notes and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

          (b) If the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon such Notes and collect in the manner provided by law out of the property of the Issuer or other obligor upon such Notes, wherever situated, the moneys adjudged or decreed to be payable.

          (c) If an Event of Default occurs and is continuing, the Indenture Trustee may, as more particularly provided in Section 5.4, in its discretion, proceed to protect and enforce its rights and the rights of the Noteholders, by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

          (d) If there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust Estate, proceedings under Title 11 of the United
States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or if a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial
Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section 5.3, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

            (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee
     (including  any claim for reasonable  compensation  to  the  Indenture
     Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and


                                31


     liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Trustee, except as a result of negligence or bad faith) and of the Noteholders allowed in such Proceedings;

           (ii) unless prohibited by applicable law and regulations to vote on behalf of the Holders of Notes in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

          (iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and

           (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Holders of Notes allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee, and, if the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made by the Indenture Trustee and each predecessor trustee except as a result of negligence or bad faith.

          (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, rearrangement, adjustment or composition affecting the Note or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

          (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture
Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor trustee and their respective agents and attorneys, shall be for the ratable benefit of the Noteholders.

          (g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this


                                32

Indenture to which the Indenture  Trustee  shall be a party), the Indenture
Trustee shall be held to represent all the Noteholders, and its shall not be necessary to make any Noteholder a party to any such Proceedings.

          SECTION 5.4    REMEDIES; PRIORITIES.

          (a)  If   an   Event  of  Default  shall  have  occurred  and  be
continuing, the Indenture  Trustee  may  do  one  or  more of the following
(subject to Section 5.5):

            (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes moneys adjudged due;

           (ii)     institute   Proceedings  from  time  to  time  for  the
     complete or partial foreclosure  of this Indenture with respect to the
     Trust Estate;

          (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Noteholders provided it is understood that Indenture Trustee shall not be required to assume any obligations of any Trust Estate Obligor; and

           (iv)     sell the Trust Estate or any portion thereof  or rights
     or  interest  therein,  at  one or one or more public or private sales called  and  conducted  in  any manner  permitted  by  law;  provided, however,  that  the  Indenture  Trustee  may  not  sell  or  otherwise liquidate the Trust Estate following  an  Event of Default, unless (A)
     the  Holders of all of the Outstanding Amount  of  the  Notes  consent thereto,  (B)  the proceeds of such sale or liquidations distributable to the Noteholders  are  sufficient to discharge in full the principal of and the accrued interest  on the Notes at the date of such sales or liquidation and the Holders of  66-2/3%  of  the Outstanding Amount of
     the Notes consent thereto or (C) the Indenture  Trustee  in good faith
     determines   that  the  Trust  Estate  may  not  continue  to  provide
     sufficient funds  for  the payment of principal of and interest on the
     Notes as they would have become due if the Notes had not been declared due and payable, and the  Indenture  Trustee  obtains  the  consent of
     Holders  of  66-2/3%  of  the  Outstanding  Amount  of  the Notes.  In
     determining such sufficiency or insufficiency with respect  to clauses
     (B)  and  (C),  the  Indenture  Trustee may, but need not, obtain  and conclusively rely upon an opinion of an independent investment banking


                                33


     or accounting firm of national reputation as to the sufficiency of the Trust Estate for such purpose.

          (b) If the Indenture Trustee collects any money or property pursuant to this Article V, it shall pay out the money or property in the following order:

          FIRST:   to  the  Indenture Trustee for amounts due under Section
     6.7;

          SECOND: to Noteholders for amounts due and unpaid on the Notes for interest and principal, ratably among all classes of Noteholders, according to the amounts due and payable on such Notes for interest and/or principal; and

          THIRD:    to  the  Owner  Trustee  for  amounts  required  to  be
     distributed  to  the   Certificate-holders   pursuant   to  the  Trust
     Agreement.

          The Indenture Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section 5.4. At least 15 days before such record date, the Issuer shall mail to each Noteholder and the Indenture Trustee a notice that states the record date, the payment date and the amount to be paid.

          SECTION 5.5    OPTIONAL    PRESERVATION    OF    THE   COLLATERAL
OBLIGATIONS.  If the Notes have been declared to be due and  payable  under
Section  5.2  following  an  Event  of Default and such declaration and its consequences have not been rescinded  and  annulled,  the Indenture Trustee may, but need not, elect to take and maintain possession  of  the  Issuer's interest  in the Trust Estate.  It is the desire of the parties hereto  and the Noteholders that there be at all times sufficient funds for the payment of principal  of and interest on the Notes, and the Indenture Trustee shall take such desire  into  account when determining whether or not to take and maintain possession of the  Trust Estate.  In determining whether or not to take and maintain possession  of  the  Trust  Estate, the Indenture Trustee may,  but  need not obtain and conclusively rely  upon  an  opinion  of  an independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the
Trust Estate for such purpose.

          SECTION 5.6 LIMITATION OF SUITS. No Holder of any Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

            (i) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

           (ii)     the Holders  of  not  less  than 25% of the Outstanding
     Amounts  of  the  Notes  have made written request  to  the  Indenture
     Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

                                34


          (iii)     such  Holder  or  Holders have offered to the Indenture
     Trustee  reasonable  indemnity  against   the   costs,   expenses  and
     liabilities to be incurred in complying with such request;

           (iv) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings; and

            (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of a majority of the Outstanding Amount of the Notes;

it being understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders of Notes or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Notes. For the protection and enforcement of the provisions of this Section 5.6, each and every Noteholder shall be entitled to such relief as can be given either at law or in equity.

          If   the   Indenture   Trustee   shall   receive  conflicting  or
inconsistent requests and indemnity from two or more  groups  of Holders of
Notes, each representing less than a majority of the Outstanding  Amount of the  Notes,  the  Indenture  Trustee in its sole good faith discretion  may determine what action, if any,  shall  be  taken, notwithstanding any other provisions of this Indenture.

          SECTION 5.7    UNCONDITIONAL RIGHTS  OF  NOTEHOLDERS  TO  RECEIVE
PRINCIPAL  AND  INTEREST.   Notwithstanding  any  other  provisions in this
Indenture, the Holder of any Note shall have the right, which  is  absolute and  unconditional, to receive payment of the principal of and interest  on such Note  on  or  after the respective due dates thereof expressed in such
Note or in this indenture  (or,  in the case of redemption, on or after the
Redemption Date) and to institute  suit  for  the  enforcement  of any such payment, and such right shall not be impaired without the consent  of  such
Holder.

          SECTION 5.8    RESTORATION   OF  RIGHTS  AND  REMEDIES.   If  the
Indenture  Trustee  or  any Noteholder has  instituted  any  Proceeding  to enforce any right or remedy  under  this  Indenture and such Proceeding has been  discontinued  or  abandoned for any reason  or  has  been  determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the  Indenture  Trustee  and  the  Noteholders shall,

                                35


subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

          SECTION 5.9    RIGHTS  AND  REMEDIES  CUMULATIVE.   No  right  or
remedy herein conferred upon or reserved to the Indenture Trustee or to the
Noteholders  is intended to be exclusive of any other right or remedy,  and every right and remedy shall, to the extent permitted by law, be cumulative and in addition  to  every other right and remedy given hereunder or now or hereafter existing at  law  or  in  equity  or otherwise.  The assertion or employment  of  any  right or remedy hereunder,  or  otherwise,  shall  not prevent the concurrent  assertion  or  employment  of any other appropriate right or remedy.

          SECTION 5.10   DELAY  OR  OMISSION  NOT A WAIVER.   No  delay  or
omission of the Indenture Trustee of any Holder of any Note to exercise any right or remedy accruing upon any Default or Event  of Default shall impair any  such  right or remedy or constitute a waiver of any  such  Default  or
Event of Default  or an acquiescence therein.  Every right and remedy given by this Article V or  by law to the Indenture Trustee or to the Noteholders
may  be exercised from time  to  time,  and  as  often  as  may  be  deemed expedient,  by the Indenture Trustee or by the Noteholders, as the case may
be.

          SECTION 5.11 CONTROL BY NOTEHOLDERS. The Holders of a majority of the Outstanding Amount of the Notes shall, subject to provisions being made for indemnification against costs, expenses and liabilities in a form satisfactory to the Indenture Trustee, have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided, however, that:

            (i) such direction shall not be in conflict with any rule of law or with this Indenture;

           (ii) subject to the express terms of Section 5.4, any direction to the Indenture Trustee to sell or liquidate the Trust
     Estate shall be by the Holders of Notes representing not less than 100% of the Outstanding Amount of the Notes;

          (iii) if the conditions set forth in Section 5.5 have been satisfied and the Indenture Trustee elects to retain the Trust Estate pursuant to Section 5.5, then any direction to the Indenture Trustee by Holders of Notes representing less than 100% of the Outstanding
     Amount of the Notes to sell or liquidate the Trust Estate shall be of no force and effect; and

           (iv) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction;

                                36


provided, however, that subject to Section 6.1, the Indenture  Trustee need not  take  any  action  that  it  determines  might  cause  it to incur any
liability   or  might  materially  adversely  affect  the  rights  of   any
Noteholders not consenting to such action.

          SECTION 5.12   WAIVER OF PAST DEFAULTS.

          (a) Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.2, the Holders of not less than a majority of the Outstanding Amount of the Notes may waive any past Default or Event of Default and its consequences except a Default (i) in the payment of principal of or interest on any of the Notes or (ii) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Note. In the case of any such waiver, the Issuer, the Indenture Trustee and the Noteholders shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

          (b) Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default of Event of Default or impair any right consequent thereto.

          SECTION 5.13   UNDERTAKING  FOR  COSTS.   All  parties   to  this
Indenture  agree,  and  each Holder of any Note by such Holder's acceptance thereof  shall  be deemed to  have  agreed,  that  any  court  may  in  its discretion require,  in  any proceeding for the enforcement of any right or remedy under this Indenture,  or  in  any  Proceeding against the Indenture
Trustee  for  any  action taken, suffered or omitted  by  it  as  Indenture
Trustee, the filing  by  any  party  litigant  in  such  Proceeding  of  an undertaking  to pay the costs of such proceeding and that such court may in its discretion  assess  reasonable  costs,  including reasonable attorneys'
fees, against any party litigant in such Proceeding,  having  due regard to the  merits  and  good  faith of the claims or defenses made by such  party litigant; but the provisions of this Section 5.13 shall not apply to:

          (a)  any Proceeding instituted by the Indenture Trustee;

          (b) any Proceeding instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Outstanding Amount of the Notes; or

          (c)  any   Proceeding   instituted  by  any  Noteholder  for  the
enforcement or the payment of principal  of  or  interest on any Note on or after the respective due dates expressed in such Note and in this Indenture
(or, in the case of redemption, on or after the Redemption Date).

                                37

          SECTION 5.14   WAIVER  OF  STAY OR EXTENSION  LAWS.   The  Issuer
covenants (to the extent that it may lawfully  do  so) that it shall not at any time insist upon, or plead or in any manner whatsoever,  claim  or take the  benefit  or  advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the
performance of this  Indenture.   The  Issuer  (to  the  extent that it may
lawfully  do  so) hereby expressly waives all benefit or advantage  of  any such law, and covenants  that  it  shall  not  hinder,  delay or impede the execution of any power herein granted to the Indenture Trustee,  but  shall suffer  and  permit the execution of every such power as though no such law had been enacted.

          SECTION 5.15 ACTION ON NOTES. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer.

          SECTION 5.16   PERFORMANCE AND ENFORCEMENT OF CERTAIN  COLLATERAL
OBLIGATIONS.

          (a) Promptly following a request from the Indenture Trustee to do so, the Issuer agrees to take all such lawful action as the Indenture
Trustee may request to compel or secure the performance and observance by the Depositor and the obligors on the Collateral Obligations of its and their obligations, respectively, to the Issuer under or in connection with the Trust Agreement, in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Trust Agreement to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Depositor and the obligors on the Collateral Obligations thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Depositor and the obligors on the Collateral Obligations on its or their obligations, respectively, under the Trust Agreement.

          (b) If an Event of Default has occurred and is continuing, the Indenture Trustee may, and, at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the Holders of 66-2/3% of the Outstanding Amount of the Notes shall exercise all rights, remedies, powers, privileges and claims of the Issuer against


                                38


the Depositor under or in connection with the Trust Agreement, including the right or power to take any action to compel or secure performance or observance by the Depositor of its obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Trust Agreement, and any right of the Issuer to take such action shall be suspended.


                             ARTICLE VI

                       THE INDENTURE TRUSTEE

          SECTION 6.1    DUTIES OF INDENTURE TRUSTEE.

          (a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

          (b)  Except during the continuance of an Event of Default:

            (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee, and

           (ii)     in  the absence of bad faith on its part, the Indenture
     Trustee may conclusively rely, as to the truth of the statements and correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; PROVIDED, HOWEVER, that the Indenture
     Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

          (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that:

            (i)     this  Section  6.1(c)  does  not  limit  the effect  of
     Section 6.1(b);

           (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

          (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to section 5.11.


                                39


          (d) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

          (e)  No provision of  this  Indenture shall require the Indenture
Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its rights or powers if it shall have reasonable grounds to believe that repayments of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (f)  Every provision of  this Indenture relating to the Indenture
Trustee shall be subject to the provisions of this Section 6.1 and to the provisions of the TIA.

          SECTION 6.2    RIGHTS OF INDENTURE TRUSTEE.

          (a) The Indenture Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person.
The Indenture Trustee need not investigate any fact or matter stated in the documents.

          (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. The
Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officer's Certificate or Opinion of Counsel.

          (c) The Indenture Trustee may execute any of the trusts of powers thereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture
Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

          (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; PROVIDED, HOWEVER, subject to any other standard required under the TIA, that the Indenture Trustee's conduct does not constitute wilful misconduct, gross negligence or bad faith.

          (e) The Indenture Trustee may consult with counsel, and the advice or Opinion of Counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

          SECTION 6.3    INDENTURE  TRUSTEE  MAY  OWN NOTES.  The Indenture
Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or any of its

                                40


respective Affiliates with the same rights it would have if it were not Indenture Trustee; PROVIDED, HOWEVER, that the Indenture Trustee shall comply with Sections 6.10 and 6.11. Any Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights.

          SECTION 6.4    INDENTURE  TRUSTEE'S  DISCLAIMER.   The  Indenture
Trustee shall not be responsible for and makes no representations as to the validity  or  adequacy  of this Indenture or the Notes,  it  shall  not  be accountable for the Issuer's  use  of  the  proceeds from the Notes, and it shall not be responsible for any statement of  the  Issuer in the Indenture or in any document issued in connection with the sale  of  the  Notes or in the Notes other than the Indenture Trustee's certificate or authentication.

          SECTION 6.5 NOTICE OF DEFAULTS. If a Default occurs and is continuing and if it is known to a Responsible Officer of the Indenture
Trustee, the Indenture Trustee shall mail to the Rating Agency and each Noteholder notice of the Default within 90 days after it occurs. Except in the case of a Default in payment of principal of or interest on any Note
(including payments pursuant to the mandatory redemption provisions of such Note), the Indenture Trustee may withhold the notice to Noteholders if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders.

          SECTION 6.6    REPORTS BY INDENTURE TRUSTEE.

          (a) The Indenture Trustee shall deliver to each Noteholder the information and documents set forth in Article VII, and, in addition, all such information with respect to the Notes as may be required to enable such Holder to prepare its federal and state income tax returns.

          (b)  On each Payment  Date, the Indenture Trustee shall prepare a report setting forth the following information with respect to the Interest
Period ending on such Payment Date:   (i)  the amount of moneys credited to
the Collection Account; (ii) the amount of moneys  transferred  to the Note
Payment Account; (iii) the amount of moneys transferred to the Distribution
Account;  (iv)  the  amount of moneys paid to the Noteholders; and (v)  the
amount of moneys distributed  to  the  Certificateholders.   Copies of this
report shall be delivered to the Owner trustee and to the Depositor.

          SECTION 6.7    COMPENSATION; INDEMNITY.

          (a) The Indenture Trustee shall receive as compensation for its ordinary, pre-Default services hereunder such fees as have been separately agreed upon before the date hereof between the Depositor and the Indenture
Trustee and the Indenture Trustee hereby acknowledges that such fees have been paid. The Indenture Trustee's compensation shall not be limited by


                                41


any law on compensation of a trustee of an express trust.  The Issuer shall reimburse  or  cause  to  be  reimbursed  the  Indenture  Trustee  for  all extraordinary fees for post-Default services as well as all reasonable out-
of-pocket  expenses  incurred or made by it, including costs of collection.
In addition to the compensation  for  its  services,  such  expenses  shall
include   the  reasonable  compensation  and  expenses,  disbursements  and advances of  the  Indenture  Trustee's  agents,  counsel,  accountants  and
experts.   The Issuer shall indemnify the Indenture Trustee against any and all loss, liability  or  expense (including attorney's fees) incurred by it in connection with the administration  of this trust and the performance of
its  duties  hereunder.   The Indenture Trustee  shall  notify  the  Issuer
promptly of any claim for which  it  may  seek  indemnity.   Failure by the
Indenture Trustee to so notify the Issuer shall not relieve the  Issuer  of
its  obligations  hereunder.   The  Issuer  shall  defend the claim and the
Indenture Trustee may have separate counsel and the  Issuer  shall  pay the
fees  and  expenses  of  such  counsel.   The Issuer need not reimburse any
expense or indemnity against any loss, liability or expense incurred by the
Indenture Trustee through the Indenture Trustee's  own  willful misconduct, negligence or bad faith.

          (b) The Issuer's payment obligations to the Indenture Trustee pursuant to this Section 6.7 shall survive the discharge of this Indenture.
When the Indenture Trustee incurs fees and expenses after the occurrence of a Default specified in Section 5.1(e) or (f) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States code or any other applicable federal or state bankruptcy, insolvency or similar law.

          (c) The Issuer's payment obligations to the Indenture Trustee pursuant to this Section 6.7 shall be satisfied to the extent that funds are available to make such payments after all amounts payable to Note holders and Certificateholders pursuant to this Indenture and the trust
Agreement shall have been paid, and there shall be no recourse to the issuer for all or any part of any amounts payable pursuant to this Section
6.7 if such funds are at any time insufficient to make all or part of any such payments.

          SECTION 6.8    REPLACEMENT OF INDENTURE TRUSTEE.

          (a) The Indenture Trustee may resign at any time by so notifying the Issuer. The Holders of a majority in Outstanding Amount of the Notes may remove the Indenture Trustee by so notifying the Indenture Trustee and may appoint a successor Indenture Trustee. Such resignation or removal shall become effective in accordance with Section 6.8(c). The Issuer shall remove the Indenture Trustee if:

               (1)  the  Indenture  Trustee  fails  to  comply with Section
     6.11;

               (2)  the  Indenture  Trustee  is  adjudged  a  bankrupt   or
     insolvent;

                                     42



               (3) a receiver or other public officer takes charge of the Indenture Trustee or its property; or

               (4) the Indenture Trustee otherwise becomes incapable of acting.

          (b) If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the
Indenture Trustee in such event being referred  to  herein  as the retiring
Indenture Trustee), the Issuer shall promptly appoint a successor Indenture
Trustee.

          (c)  A  successor  Indenture  Trustee  shall  deliver  a  written acceptance of its appointment to the retiring Indenture Trustee and  to the
Issuer.   Thereupon  the  resignation  or removal of the retiring Indenture
Trustee shall become effective, and the  successor  Indenture Trustee shall have all the rights, powers and duties of the Indenture  Trustee under this
Indenture.   The  successor  Indenture Trustee shall mail a notice  of  its succession to Noteholders.  The  retiring  Indenture Trustee shall promptly transfer  all property held by it as Indenture  Trustee  to  the  successor
Indenture Trustee.

          (d) If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the Holders of a majority of the Outstanding Amount of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

          (e) If the Indenture Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor
Indenture Trustee.

          (f) Notwithstanding the replacement of the Indenture Trustee pursuant to this Section 6.8, the Issuer's and the Depositor's obligations under Section 6.7 shall continue for the benefit of the retiring Indenture
Trustee.

          SECTION 6.9    MERGER OR CONSOLIDATION OF INDENTURE TRUSTEE.

          (a) Any corporation into which the Indenture Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Indenture Trustee shall be a party, or any corporation succeeding to the corporate trust business or the Indenture Trustee, shall be the successor of the Indenture Trustee under this Indenture; provided, however, that such corporation shall be eligible under the provisions of Section 6.11, without the execution or filing of any instrument or any further act on the part of any of the parties to this Indenture, anything in this Indenture to the contrary notwithstanding.

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


          (b)  If at any time such successor  or  successors  by  merger or consolidation to the Indenture Trustee shall succeed to the trusts  created by this Indenture any of the Notes which shall have been authenticated  but not  delivered,  any  such successor to the Indenture Trustee may adopt the certificate of authentication  of any predecessor trustee, and deliver such
Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor  to  the Indenture Trustee may adopt the certificate of authentication of any predecessor  trustee,  and deliver such  Notes  so  authenticated;  and in case at that time any of the  Notes shall not have ben authenticated,  any  successor  to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder
or  in  the name of the successor to the Indenture Trustee.   In  all  such
cases such  certificate of authentication shall have the same full force as is provided anywhere in the Notes or herein with respect to the certificate of authentication of the Indenture Trustee.

          SECTION 6.10   APPOINTMENT  OF  CO-INDENTURE  TRUSTEE OR SEPARATE
INDENTURE TRUSTEE.

          (a)  Notwithstanding  any other provision of this  Indenture,  at any  time,  for  the  purpose  of meeting  any  legal  requirement  of  any jurisdiction in which any part of the Trust may at the time be located, the
Indenture Trustee shall have the  power  and  may  execute  and deliver all instruments  to appoint one or more Persons to act as a co-trustee  or  co-
trustees, or separate  trustee  or separate trustees, of all or any part of the Trust, and to vest in such Person  or  Persons in such capacity and for the  benefit  of the Noteholders, such title to  the  Trust,  or  any  part hereof, and, subject  to  the  other  provisions of this Section 6.10, such powers, duties, obligations, rights and trusts as the Indenture Trustee may
consider  necessary  or  desirable.   No  co-trustee  or  separate  trustee
hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to  Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.8.

          (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

            (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights,

                                44


     powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

           (ii) no separate trustee or co-trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

          (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

          (c)  Any  notice, request or other writing given to the Indenture
Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them.
Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture
Trustee.

          (d)  Any   separate   trustee  or  co-trustee  may  at  any  time
constitute the Indenture Trustee  its  agent  or attorney-in-fact with full power and authority, to the extent not prohibited  by law, to do any lawful act under or in respect of this Indenture on its behalf  and  in  its name.
If  any  separate  trustee  or  co-trustee  shall  die, become incapable of acting,  resign  or  be  removed,  all of its estates, properties,  rights, remedies  and  trusts  shall vest in and  be  exercised  by  the  Indenture
Trustee, to the extent permitted  by  law, without the appointment of a new or successor trustee.

          SECTION 6.11   ELIGIBILITY;  DISQUALIFICATION.    The   Indenture
Trustee shall at all times satisfy the requirements of TIA Section  310(a).
The Indenture Trustee shall have a combined capital and surplus of at least
$50,000,000  as  set  forth  in  its most recent published annual report of condition and it (or its Ultimate  Parent) shall have a long term unsecured debt rating of Baa3 or better by Moody's Investors Service, Inc and BBB- by
Standard & Poor's or the equivalent  rating  thereof  by the Rating Agency.
The  Indenture  Trustee  shall  comply  with TIA Section 310(b);  PROVIDED,
HOWEVER, that there shall be excluded from  the  operation  of  TIA Section
310(b)(1) any indenture or indentures under which other securities  of  the
Issuer  are outstanding if the requirements for such exclusion set forth in
TIA Section 310(b)(1) are met.

          SECTION 6.12   PREFERENTIAL  COLLECTION OF CLAIMS AGAINST ISSUER.
The Indenture Trustee shall comply with  TIA  Section 311(a), excluding any

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


creditor  relationship listed in TIA Section 311(b).   A  trustee  who  has
resigned or  been  removed  shall  be  subject to TIA Section 311(a) to the extent indicated.

          SECTION 6.13   REPRESENTATIONS   AND   WARRANTIES   OF  INDENTURE
TRUSTEE.   The Indenture Trustee represents and warrants as of the  Closing
Date that:

          (a)  the   Indenture   Trustee  is  a  banking  corporation  duly
organized, validly existing and in  good  standing  under  the  laws of New
York;

          (b) the Indenture Trustee has full power, authority and legal right to execute, deliver and perform this Indenture, and has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Indenture;

          (c)  the  execution,  delivery  and  performance by the Indenture
Trustee of this Indenture to the best of its actual knowledge (i) do not violate any provision of any law or regulation governing the banking and trust powers of the Indenture Trustee or any order, writ, judgment or decree of any court, arbitrator, or governmental authority applicable to the Indenture Trustee or any of its assets, (ii) do not violate any provision of the corporate charter or by-laws of the Indenture Trustee, or
(iii) do not violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of any lien on any properties included in the Trust pursuant to the provisions of any mortgage, indenture, contract, agreement or other undertaking to which it is a party, which violation, default or lien could reasonably be expected to have a materially adverse effect on the Indenture
Trustee's performance or ability to perform its duties under this Indenture or on the transactions contemplated in this Indenture;

          (d) this Indenture has been duly executed and delivered by the Indenture Trustee and constitutes the legal, valid and binding agreement of the Indenture Trustee, enforceable in accordance with its terms.

          SECTION 6.14   INDENTURE  TRUSTEE   MAY  ENFORCE  CLAIMS  WITHOUT
POSSESSION OF NOTES.  All rights of action and  claims under this Indenture or  the  Notes  may  be  prosecuted and enforced by the  Indenture  Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto,  and  any  such  proceeding  instituted by the
Indenture  Trustee  without  the  possession  of  any of the Notes  or  the production  thereof  in  any  proceeding  relating thereto,  and  any  such proceeding instituted by the Indenture Trustee  shall be brought in its own name as Indenture Trustee.  Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances  of  the Indenture Trustee, its agents and  counsel,  be  for  the ratable benefit  of  the  Noteholders in respect of which such judgment has been obtained.

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

          SECTION 6.15   SUIT  FOR  ENFORCEMENT.   If  an  Event of Default
shall  occur  and  be continuing, the Indenture Trustee in its  good  faith discretion may, subject  to  the  provisions  of  Section  6.1,  proceed to protect and enforce its rights and the rights of the Noteholders under this
Indenture  by  Proceeding  whether  for  the  specific  performance  of any covenant  or  agreement  contained  in  this  Indenture  or  in  aid of the execution of any power granted in this Indenture or for the enforcement  of any  other legal, equitable or other remedy as the indenture Trustee, being advised by counsel, shall deem most effective to protect and enforce any of the rights of the Indenture Trustee or the Noteholders.

          SECTION 6.16   RIGHTS OF NOTEHOLDERS TO DIRECT INDENTURE TRUSTEE.
Holders  of  Notes  evidencing  not less than a majority of the Outstanding
Amount of the Notes shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee or exercising any trust or power conferred on the Indenture Trustee; PROVIDED, HOWEVER, that subject to Section 6.1, the
Indenture Trustee shall have the right to decline to follow any such direction if the Indenture Trustee being advised by counsel determines that the action so directed may not lawfully be taken, or if the Indenture
Trustee in good faith shall, by a Responsible Officer, determine that the proceedings as directed would be illegal or subject it to personal liability or be unduly prejudicial to the rights of Noteholders not parties to such direction; and provided, further, that nothing in this Indenture shall impair the right of the Indenture Trustee to take any actin deemed proper by the Indenture Trustee and which is not inconsistent with such direction by the Noteholders.


                             ARTICLE VII

                  NOTEHOLDERS' LISTS AND REPORTS

          SECTION 7.1    ISSUER  TO  FURNISH  INDENTURE  TRUSTEE  NAMES AND
ADDRESSES  OF  NOTEHOLDERS.   The  Issuer  shall  furnish  or  cause  to be
furnished  to  the  Indenture Trustee a list, in such form as the Indenture
Trustee may reasonably  require,  of the names and addresses of the Holders of Notes as of the close of business  on  the  most recent Record Date, (a)
not more than five days before each Payment Date, and (b) within seven days of receipt of written request from the Indenture Trustee; provided, that so long as the Indenture Trustee is the Note Registrar,  no such list shall be required to be furnished.

          SECTION 7.2    PRESERVATION  OF  INFORMATION,  COMMUNICATIONS  TO
NOTEHOLDERS.

          (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Notes contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.1 and the names and addresses of Holders of Notes

                                47


received by the Indenture Trustee in its capacity  as  Note Registrar.  The
Indenture Trustee may destroy any list furnished to it as  provided in such
Section 7.1 upon receipt of a new list so furnished.

          (b) Noteholders may communicate pursuant to TIA Section 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

          (c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA Section 312(c).

          SECTION 7.3    REPORTS BY ISSUER.

          (a)  The issuer shall:

            (i) file with the Indenture Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information documents and other reports
     (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section
     13 or 15(d) of the Exchange Act;

           (ii) file with the Indenture Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents, and reports with respect to compliance by the Issuer, with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

          (iii)     supply  to  the  Indenture  Trustee  (and the Indenture
     Trustee  shall  transmit by mail to all Noteholders described  in  TIA
     Section 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and
     (ii) of this Section 7.3(a) as may be required by rules and regulations prescribed from time to time by the Commission.

          (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

          SECTION 7.4    REPORTS  BY  TRUSTEE.   If required by TIA Section
313(a), within 60 days after the occurrence of one or more of the following events including:

          (a) Any change to its eligibility and its qualifications under TIA Section 310;

          (b) The creation of or any material change to a relationship specified in paragraph (1) through (10) of TIA Section 310(b);

                                48


          (c) The character and amount of any advances made by it, as Indenture Trustee, which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Notes on the trust estate or on property or funds held or collected by it as trustee, if such advances so remaining unpaid aggregate more than one-half of one percent centum of the principal amount of the Notes outstanding on such date;

          (d) Any change to the amount, interest rate, and maturity date of all other indebtedness owing to it in its individual capacity, on the date of such report, by the obligor upon the Notes, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in paragraphs (2), (3), (4), or (6) of subsection (b) of TIA
Section 311.

          (e) Any change to the property and funds physically in its possession as Indenture Trustee on the date of such report;

          (f) Any release, or release and substitution, of property subject to the lien of the Indenture (and the consideration therefor, if any) which it has not previously reported;

          (g) Any additional issues of Notes which it has not previously reported;

          (h) Any action taken by it in the performance of its duties under the Indenture which it has not previously reported and which in its opinion materially affects the Notes or the Trust Estate, except action in respect of a default, notice of which has been or is to be withheld by it in accordance with an indenture provision authorized by subsection (b) of TIA Section 315.

          The Indenture  Trustee  shall  mail  to  (i)  each  Noteholder as required by TIA Section 313(c) and (ii) the Depositor, a brief report dated as  of  such  date  that  complies  with TIA Section 313(a).  The Indenture
Trustee also shall comply with TIA Section  313(b).   A  copy of any report
delivered pursuant to this Section 7.4 shall, at the time of its mailing to
Noteholders and the Depositor, be filed by the Indenture Trustee  with  the
Commission  and each stock exchange, if any, on which the Notes are listed.
The Issuer shall  notify  the  Indenture  Trustee if and when the Notes are listed on any stock exchange.


                             ARTICLE VIII

               ACCOUNTS, DISBURSEMENTS AND RELEASES

          SECTION 8.1    COLLECTION   OF  MONEY.    Except   as   otherwise
expressly provided herein, the Indenture  Trustee  may  demand  payment  or
delivery   of,   and  shall  receive  and  collect,  directly  and  without

                                49


intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee shall apply all such money received by it as provided in this Indenture.
Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

          SECTION 8.2    DESIGNATED ACCOUNTS. On  or  prior  to the Closing
Date, the Issuer shall cause the Depositor to establish and maintain, in the name of the Indenture Trustee, for the benefit of the Noteholders and the Certificateholders, the following accounts:

          (a)  a Collection Account;

          (b)  a Note Payment Account; and

          (c)  a Distribution Account

          SECTION 8.3    COLLECTION  ACCOUNT.   The Indenture Trustee shall
credit  to the Collection Account all moneys received  in  respect  of  the
Collateral Obligations.  On the next succeeding Payment Date, the Indenture
Trustee shall  apply moneys held in the Collection Account in the following order of priority:

          (a) on or before each Payment Date and Redemption Date, an amount equal to the amount due on the respective classes of Notes payable on such Payment Date or Redemption Date in accordance with the terms of such Notes shall be transferred from the Collection Account and credited to the Note Payment Account; and

          (b) on or before each Distribution Date and Redemption Date, an amount equal to the amount due on the respective classes of Certificates on such Distribution Date or Redemption Date in accordance with the terms of such Certificates shall be transferred from the Collection Account and credited to the Certificate Distribution Account.

          SECTION 8.4    NOTE  PAYMENT  ACCOUNT.   On each Payment Date and
Redemption  Date,  the Indenture Trustee shall distribute  all  amounts  on deposit in the Note  Payment Account to Noteholders in respect of the class of Notes payable on such  date  to  the extent of amounts due and unpaid on such Notes in accordance with the terms.


                                50


          SECTION 8.5    RELEASE OF TRUST ESTATE.

          (a)  Subject to the payment  of its fees and expenses pursuant to
Section 6.7, the Indenture Trustee may and when required by the provisions of this Indenture shall execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are consistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article VIII shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

          (b) The Indenture Trustee shall at such time as there are no Notes Outstanding and all sums due to the Indenture Trustee pursuant to
Section 6.7 have been  paid,  release  any  remaining  portion of the Trust
Estate that secured the Notes from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Designated Accounts. The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.5(b) only upon receipt of an Issuer Request accompanied by an Officer's
Certificate and (if required by the TIA) Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1) meeting the applicable requirements of Section 11.1.


                             ARTICLE IX

                      SUPPLEMENTAL INDENTURES

          SECTION 9.1    SUPPLEMENTAL   INDENTURES   WITHOUT   CONSENT   OF
NOTEHOLDERS.

          (a) Without the consent of the Holders of any Notes but with prior notice to the Rating Agency, the Issuer and the Indenture Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provision of the TIA as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

            (i) to correct or amplify the description of any property at any time subject to the lien of this indenture, or better to assure convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject additional property to the lien of this Indenture;

           (ii)     to evidence the succession,  in compliance with Section
     3.10 and the applicable provisions hereof, of  another  person  to the

                                51


     Issuer, and the assumption by any such successor of the covenants of the Issuer contained herein and in the Notes contained;

          (iii) to add to the covenants of the Issuer, for the benefit of the Noteholders, or to surrender any right or power herein conferred upon the Issuer;

           (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

            (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture which may be inconsistent with any other provision herein or in any supplemental indenture;

           (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of
     Article VI; or

          (vii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA, and the Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

          (b) The Issuer and the Indenture Trustee, when authorized by an Issuer Order, may without the consent of any of the Noteholders, but with prior notice to the Rating Agency, at any time and from time to time, enter into any one or more indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or modifying in any manner the rights of the Noteholders under this Indenture; provided, however, that such action shall not, as conclusively evidenced by an Opinion of Counsel, adversely affect in any material respect the interest of any Noteholder.

          SECTION 9.2    SUPPLEMENTAL    INDENTURE    WITH    CONSENT    OF
NOTEHOLDERS.

          (a) The Issuer and the Indenture Trustee, when authorized by an Issuer Order, may with prior notice to the Rating Agency and with the consent of the Holders not less than a majority of the Outstanding Amount of the Notes (by Act of such Holders delivered to the issuer and the Indenture Trustee), enter into an indenture or indentures supplemental hereto for the purpose of adding any provision to, or changing in any


                                52


manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture;
provided, however that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

            (i) change the date of payment of any installment of principal or interest on any Note, or reduce the principal amount thereof, the interest applicable thereto or the Redemption Price with respect thereto, change the provision of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Estate, or to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provision of this Indenture requiring the application of funds available thereof, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due date thereof (or, in the case of redemption, on or after the Redemption Date);

           (ii)     reduce the percentage of the Outstanding Amount  of the
     Notes,  the  consent  of the Holders of which is required for any such supplemental indenture,  or  the  consent  of  the Holders of which is required for any waiver of compliance with certain  provisions of this
     Indenture   or  certain  defaults  hereunder  and  their  consequences provided for in this Indenture;

          (iii) modify or alter the provisions of the proviso to the definition of the term "Outstanding";

           (iv) reduce the percentage of the Outstanding Amount of the Notes required to direct the Indenture Trustee to direct the Issuer to sell or liquidate the Trust Estate pursuant to Section 5.4 if the proceeds of such sale would be insufficient to pay the principal amount of and accrued but unpaid interest on the Outstanding notes;

            (v) reduce the percentage of the Outstanding Amount of the Notes required to amend the sections of this Indenture which specify the aggregate principal amount of the Notes necessary to amend this Indenture or the Basic Documents; or

           (vi) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the lien of this Indenture.

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          (b)  The  Indenture Trustee may  in  its  good  faith  discretion determine as conclusively evidenced by an Opinion of Counsel whether or not any Notes would be affected  (such  that  the consent of the Holder of each would be required) by any supplemental indenture  proposed pursuant to this
Section  9.2,  and  any  such  determination shall be conclusive  upon  the
Holders of all Notes, whether authenticated and delivered thereunder before or after the date upon which such supplemental indenture becomes effective.
The Indenture Trustee shall not  be  liable for any such determination made in good faith.

          (c) It shall be sufficient if an Act of Noteholders approves the substance, but not the form, of any proposed supplemental indenture.

          (d)  Promptly after the execution by the Issuer and the Indenture
Trustee of any supplemental indenture  pursuant  to  this  Section 9.2, the
Indenture  Trustee  shall mail to the Rating Agency and the Noteholders  to which such amendment  or  supplemental  indenture  relates a notice setting
forth in general terms the substance of such supplemental  indenture.   Any
failure  of  the  Indenture  Trustee  to  mail  such  notice, or any defect therein, shall not, however, in any way impair or affect  the  validity  of any such supplemental indenture.

          SECTION 9.3    EXECUTION    OF   SUPPLEMENTAL   INDENTURES.    In
executing or permitting the additional  trusts  created by any supplemental indenture permitted by this Article IX or the modifications  thereby of the trusts created by this Indenture, the Indenture Trustee shall  be  entitled to  receive,  and subject to Sections 6.1 and 6.2, shall be fully protected in relying upon,  an  Opinion of Counsel stating that the execution of such supplemental indenture  is  authorized or permitted by this Indenture.  The
Indenture Trustee may, but shall  not  be obligated to, enter into any such supplemental indenture that affects the  Indenture  Trustee's  own  rights, duties, liabilities or immunities under this Indenture or otherwise.

          SECTION 9.4    EFFECT   OF   SUPPLEMENTAL  INDENTURE.   Upon  the
execution of any supplemental indenture  pursuant to the provisions hereof, this  Indenture  shall  be  and be deemed to be  modified  and  amended  in accordance therewith with respect  to  the  Notes affected thereby, and the respective rights, limitations of rights, obligations,  duties, liabilities and  immunities under this Indenture of the Indenture Trustee,  the  Issuer and the  Noteholders shall thereafter be determined, exercised and enforced
hereunder,  subject   in all respects to such modifications and amendments,
and all the terms and conditions  of  any such supplemental indenture shall be and be deemed to be part of the terms  and  conditions of this Indenture for any and all purposes.

          SECTION 9.5 CONFORMITY WITH TRUST INDENTURE. Every amendment of this Indenture and every supplemental indenture executed pursuant to this Article IX shall conform to the requirements of the TIA as then in

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effect so long as this Indenture shall be then qualified under the TIA.

          SECTION 9.6    REFERENCE  IN NOTES  TO  SUPPLEMENTAL  INDENTURES.
Notes authenticated and delivered after  the  execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture
Trustee shall, bear a notation in form approved by the Indenture Trustee as
to any matter provided for in such supplemental  indenture.   If the Issuer
or  the Indenture Trustee shall so determine, new Notes so modified  as  to conform,  in  the  opinion  of the Indenture Trustee and the Issuer, to any such supplemental indenture may  be prepared and executed by the Issuer and authenticated  and  delivered by the  Indenture  Trustee  in  exchange  for
Outstanding Notes.


                            ARTICLE X

                        REDEMPTION OF NOTES

          SECTION 10.1   REDEMPTION.

          (a) If any or all of the Collateral Obligations of any issue underlying redeemable Notes are redeemed in whole or in part on the First
Call Date, and upon actual receipt by the Indenture Trustee of notice of such redemption, the Indenture Trustee shall, in accordance with the provisions of this Article X, redeem a principal amount of notes equal to the principal amount of the Collateral Obligations of such issue then being redeemed. In the absence of the actual notice, the Indenture Trustee shall be under no obligation to effect the redemption required by this Section
10.1,

          (b)  In  the  event  of such a redemption of Notes, the Indenture
Trustee shall deposit amounts received  in  respect  of  the  bonds  in the
Collection  Account.   Within  fifteen  days of the receipt of funds in the
Collection  Account,  the  Indenture  Trustee  shall  redeem  an  aggregate principal  amount of Notes equal to the  product  of  (x)  the  Outstanding
Amount of Notes  and (y) a fraction the numerator of which is the aggregate principal amount of the Collateral Obligations being redeemed by the issuer thereof and the denominator  of  which is the aggregate principal amount of the Collateral Obligations included in the Trust Estate.

          (c) If the assets of the Issuer are sold pursuant to Section 7.2 of the Trust Agreement, all amounts on deposit in the Note Payment Account after payment of the amount, due under <section> 6.7, shall be paid to the Noteholders. If amounts are to be paid to Noteholders pursuant to this
Section 10.1(c), the Depositor or the Issuer shall, to the extent practicable, furnish notice of such event to the Indenture Trustee not later than 25 days prior to the Redemption Date, whereupon all such amounts shall be payable on the Redemption Date.

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



          SECTION 10.2   NOTICE OF REDEMPTION.   (a)   Notice of redemption
shall be given by the Indenture Trustee to each Noteholder  of  any Note to be  redeemed  within  thirty  (30)  days after notice of redemption of  the underlying  Collateral  Obligations has  been  received  by  the  Indenture
Trustee, the issuer, trustee  or  paying  agent  of  or  for the Collateral
Obligations,  as the case may be (but, to the extent practicable  not  less than fifteen days  prior  to  the redemption date); provided, however, that the  Indenture  Trustee  shall not  be  required  to  give  any  notice  of redemption less than three  (3)  business  days  after the date it receives
notice of such redemption.  (b)   All notices of redemption shall be mailed
to each Noteholder at such Noteholder's last address  on  the Note Register and shall state the Redemption Date, the amount payable on  such  date, the place at which Notes are to be surrendered for payment and that interest on
amounts redeemed will cease to accrue.   (c)   Notice of Redemption  of the
Notes  shall  be  given  by  the  Indenture  Trustee in the name and at the expense of the Issuer.  Failure to give notice of redemption, or any defect therein, to any Holder of any Note shall not impair  or affect the validity of the redemption of any other Note.


                            ARTICLE XI

                           MISCELLANEOUS

          SECTION 11.1   COMPLIANCE CERTIFICATES AND OPINIONS, ETC.

          (a)  Upon  any  application  or  request  by the  issuer  to  the
Indenture  Trustee  to  take  any  action  under  the  provisions  of  this
Indenture,  the  Issuer  shall  furnish to the Indenture Trustee:   (i)  an
Officer's  Certificate  stating that  all  conditions  precedent,  if  any, provided for in this Indenture  relating  to  the proposed action have been complied with, and (ii) (if required by the TIA) an Independent Certificate from  a  firm  of  certified  public  accountants  meeting  the  applicable requirements of this Section 11.1, except that, in the  case  of  any  such application  or  request  as  to  which the furnishing of such documents is specifically required by any provision  of  this  Indenture,  no additional certificate  need be furnished.  Every certificate or opinion with  respect to compliance  with  a condition or covenant provided for in this Indenture shall include:

            (i) a statement that such signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

           (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (iii)     a  statement   that,  in  the  judgment  of  each  such
     signatory, such signatory has made  such examination or investigations

                                56

     as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

           (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

          (b)(i) Prior to the deposit with the Indenture Trustee of any Collateral or other property or securities that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to the obligation imposed in Section 11.1(a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

           (ii) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or described in clause (b)(i) above, the Issuer shall also deliver to the Indenture
     Trustee an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then current fiscal year of the Issuer, as set forth in the Certificates delivered pursuant clause (i) above and this clause (b)(ii), as 10% or more of the Outstanding Amount of the Notes, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the Outstanding Amount of the Notes.

          (iii) Whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each Person signing such certificate as to the fair value
     (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

           (iv) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signatory thereof as to the matters described in clause
     (b)(iii) above, the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property or securities

                                57

     released from the lien of this Indenture since the commencement of the then current calendar year, as set forth in the certificates required by clause (b)(iii) above and this clause (b)(iv), equals 10% or more of the Outstanding Amount of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's
     Certificate  is less than $25,000 or less than one percent of the then
     Outstanding Amount of the Notes.

            (v) Notwithstanding Section 2.9 or any other provision of this Section 11.1, the Issuer may make cash payments out of the Designated Accounts to the extent permitted or required by the Basic
     Documents.

          SECTION 11.2   FORM OF DOCUMENTS DELIVERED TO INDENTURE TRUSTEE.

          (a) In any case where several matters are required to be certified by, or covered by an opinion of any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons may certify or give an opinion as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          (b)  Any certificate or opinion of an Authorized Officer  of  the
Issuer  may  be  based,  insofar  as  it  relates  to legal matters, upon a certificate  or  opinion  of, or representations by, counsel,  unless  such officer knows, or in the exercise  of reasonable care should know, that the certificate or opinion or representations  with respect to the matters upon
which  the  certificate  or  opinion  is  based are  erroneous.   Any  such
certificate of an Authorized Officer or Opinion  of  Counsel  may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or  representations  by,  an  officer or officers of the Depositor  or  the
Issuer, stating that the information  with  respect to such factual matters is in the possession of the Depositor or the  Issuer,  unless  such counsel knows,  or  in  the  exercise  of  reasonable  care  should know, that such certificate or opinion or representations with respect  to such matters are erroneous.

          (c) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          (d)  Whenever   in  this  Indenture,  in  connection   with   any
application or certificate  or  report  to  the  Indenture  Trustee,  it is provided  that  the Issuer shall deliver any document as a condition of the granting of such  application,  or  as  evidence of the Issuer's compliance

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


with any term hereof, it is intended that  the  truth  and  accuracy at the time of the granting of such application or at the effective  date  of such certificate  or  report  (as  the  case  may be), of the facts and opinions stated in such document shall in such case  be  conditions precedent to the right of the Issuer to have such application granted  or to the sufficiency
of  such  certificate  or  report.   The foregoing shall not,  however,  be
construed to affect the Indenture Trustee's  right  to  rely upon the truth and accuracy of any statement or opinion contained in any  such document as provided in Article VI.

          SECTION 11.3   ACTS OF NOTEHOLDERS.

          (a)  Any  request,  demand,  authorization,  direction,   notice,
consent,  waiver or other action provided by this Indenture to be given  or taken by the  Noteholders may be embodied in and by one or more instruments of substantially  similar  tenor signed by such Noteholders in person or by agents duly appointed in writing;  and except as herein otherwise expressly provided  such  action  shall  become effective  when  such  instrument  or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer.  Such Instrument or instruments (and the action  embodied  therein  and  evidenced  thereby)  are  herein  sometimes referred  to as the "Act" of the Noteholders  signing  such  instrument  or
instruments.   Proof  of  execution  of any such instrument or of a writing appointing  any such agent shall be sufficient  for  any  purpose  of  this
Indenture and (subject to Section 6.1) conclusive in favor of the Indenture
Trustee and the  Issuer,  if  made  in  the manner provided in this Section
11.3.

          SECTION 11.4   NOTICES ETC., TO  INDENTURE  TRUSTEE,  ISSUER, AND
RATING  AGENCY.   Any  request,  demand,  authorization, direction, notice,
consent,  waiver  or  Act  of Noteholders or other  documents  provided  or permitted by this Indenture to be made upon, given or furnished to or filed with:

          (a) the Indenture Trustee by any Noteholder shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at its Corporate Trustee Office, or

          (b)  the Issuer by the Indenture  Trustee  or  by  any Noteholder
shall  be sufficient for every purpose hereunder if in writing  and  either sent by  electronic  facsimile  transmission  (with hard copy to follow via first class mail) or mailed, by certified mail, return receipt requested to the  Issuer  and  the  Owner  Trustee,  care of the Owner  Trustee  at  its
Corporate  Trustee Office, with copies to  Richards,  Layton  &  Finger,  1
Rodney Square,  P.O.  Box  551, Wilmington, Delaware 19899, Attention: Eric
Mazie, Esq. or at any other  address previously furnished in writing to the
Indenture Trustee by the Issuer.

The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee and the Indenture Trustee shall likewise promptly transmit any notice received by it from the Noteholders to the Indenture Trustee.

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


          (c) Notices required to be given to the Rating Agency by the Issuer, the Indenture Trustee or the Owner Trustee shall be in writing, personally delivered, sent by electronic facsimile transmission (with hard copy to follow via first class mail) or mailed by certified mail, return receipt requested to the address set forth in the Series Trust Indenture or any such other address as shall be designated by written notice to the other parties.

          SECTION 11.5   NOTICE TO NOTEHOLDERS; WAIVER.

          (a) Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if it is in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at such Person's address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.
If notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other
Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given regardless of whether such notice is in fact actually received.

          (b) Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

          (c) In case, if by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event of Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

          (d)  Where  this  Indenture  provides  for  notice  to the Rating
Agency, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstances constitute an Event of Default.

          SECTION 11.6   ALTERNATE    PAYMENT    AND   NOTICE   PROVISIONS.
Notwithstanding any provision of this Indenture or  any of the Notes to the contrary, the Issuer may enter into any agreement with any Holder of a Note providing  for a method of payment, or notice by the Indenture  Trustee  or any Paying Agent  to  such  Holder,  that  is  different  from  the methods provided  for  in this Indenture for such payments or notices.  The  Issuer


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


shall furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee shall cause payments to be made and notices to be given in accordance with such agreements.

          SECTION 11.7   CONFLICT WITH TRUST INDENTURE ACT.

          (a) If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the TIA, such required provision shall control.

          (b) The provisions of TIA Sections 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

          SECTION 11.8   EFFECT  OF  HEADINGS  AND  TABLE OF CONTENTS.  The
Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          SECTION 11.9   SUCCESSORS AND ASSIGNS.

          (a) All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not.

          (b) All covenants and agreements of the Indenture Trustee in this Indenture shall bind its successors and assigns, whether so expressed or not.

          SECTION 11.10  SEPARABILITY.   In  case  any  provision  in  this
Indenture  or in the Notes shall be invalid, illegal or unenforceable,  the validity, legality,  and  enforceability  of the remaining provisions shall not in any way be affected or impaired.

          SECTION 11.11  BENEFITS OF INDENTURE.   Nothing in this Indenture
or in the Notes, express or implied, shall give to  any  Person, other than the parties hereto and their successors hereunder, and the Noteholders, and any other party secured hereunder, and any other person with  an  ownership interest  in  any  part  of  the Trust Estate, any benefit or any legal  or equitable right, remedy or claim under this Indenture.

          SECTION 11.12 LEGAL HOLIDAYS. If the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

          SECTION 11.13  GOVERNING  LAW.  THIS INDENTURE SHALL BE CONSTRUED
IN ACCORDANCE WITH THE LAWS OF THE STATE  OF NEW YORK, WITHOUT REFERENCE TO

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ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF
THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          SECTION 11.14 COUNTERPARTS. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          SECTION 11.15  RECORDING  OF  INDENTURE.   If  this  Indenture is
subject  to  recording  in  any appropriate public recording offices,  such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which  may  be  counsel  to  the Issuer or any other counsel reasonably acceptable to the Indenture Trustee)  to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement  of  any right or remedy granted to the Indenture Trustee under this Indenture.

          SECTION 11.16 NO RECOURSE. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner
Trustee or the Indenture Trustee or the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against:

            (i) the Indenture Trustee or the Owner Trustee in its individual capacity;

           (ii)     any owner of a beneficial interest in the Issuer; or

          (iii)     any  partner,  owner,  beneficiary,   agent,   officer,
     director,  employee  or  agent  of  the Indenture Trustee or the Owner
     Trustee  in  its  individual  capacity, any  holder  of  a  beneficial interest in the Issuer, the Owner  Trustee or the Indenture Trustee or
     of  any  successor or assign of the Indenture  Trustee  or  the  Owner
     Trustee in its individual capacity, except as any such person may have expressly  agreed  (it being understood that the Indenture Trustee and the  Owner  Trustee have  no  such  obligations  in  their  individual capacity) and except that any such partner, owner or beneficiary shall be fully liable,  to  the  extent  provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.  For all purposes of this Indenture, in the performance  of any duties or obligations of the  Issuer hereunder, the Owner Trustee  shall  be  subject  to,  and entitled  to the benefits of, the terms and provisions of Articles VI,
     VII and VIII of the Trust Agreement.

          SECTION 11.17  NO  PETITION.   The Indenture Trustee, by entering
into  this  Indenture, and each Noteholder,  by  accepting  a  Note  issued hereunder, hereby covenant and agree that they shall not, prior to the date


                                  62


which is one year and one day after the termination of this Indenture with respect to the Notes pursuant to Section 4.1, acquiesce, petition or otherwise invoke or cause the Depositor or the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Depositor or the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Depositor or the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the depositor or the Issuer.

          SECTION 11.18

          (a) The Issuer shall, on each anniversary of the Closing Date furnish to the Indenture Trustee the Opinion of Counsel required by Section
3.6 of the Standard Terms and the "annual statement of compliance" required by Section 3.9 of the Standard Terms.

          (b) Notwithstanding anything contained herein to the contrary, this instrument has been signed by the Owner trustee, not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall the Owner Trustee in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligation of the Issuer hereunder as to all of which recourse shall be had solely to the assets of the Issuer.

          (c)  Each  Series shall constitute a separate Series of the Trust pursuant to Section 3806(b)(2)  of  the  Delaware  Business  Trust act (the
"DBTA").  Separate and distinct records shall be maintained for each Series and the assets associated with any such Series shall be held and  accounted for  separately  from  the  other  assets of the Trust, or any other Series
thereof.   Subject  to  the  right  of  the   Trust   to  allocate  general
liabilities, expenses, costs, charges or reserves as herein  provided,  the debts  liabilities,  obligations  and  expenses incurred, contracted for or otherwise existing with respect to a particular Series shall be enforceable against the assets of such Series only,  and  not against the assets of any other series.  Notice of this limitation on inter-series  liabilities shall be  set forth in the certificate of trust of the Trust (whether  originally or by  amendment) as filed or to be filed in the Office of the Secretary of
State of the State of Delaware pursuant to the DBTA, and upon the giving of such notice  in  the  certificate  of  trust,  the  statutory provisions of
Section   3804   of  the  DBTA  relating  to  limitations  on  inter-series liabilities (and the  statutory  effect under Section 3804 of setting forth such notice in the certificate of  trust)  shall  become  applicable to the
Trust  and  each  Series.  Every note, bond, contract or other  undertaking issued by or on behalf  of  a  particular Series shall include a recitation limiting the obligation represented thereby to that Series and its assets.

                                63


         INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Notes designated above and referred to in the within-mentioned Indenture.

               FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture
               Trustee


               By:___________________________
                  Name:
                  Title:




                                64



                            ASSIGNMENT


FOR VALUE RECEIVED, the  undersigned  hereby  sells,  assigns and transfers unto ______________________________________________________________________
---------------------------------------------------------------------------
                    (name and address of assignee)
the   within  Note  and  all  rights  thereunder,  and  hereby  irrevocably constitutes and appoints__________________________________________________
________________,  as  attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.


Date:____________________     ______________________________

                              Signature Guaranteed:

                              ______________________________




____________________
NOTE:  The signature to  this  assignment  must correspond with the name of the registered owner as it appears on the face  of the within Note in every particular, without alteration, enlargement or any change whatsoever.


                                65

                                                     APPENDIX A-I

                           FORM OF NOTE


     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE
DEPOSITARY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER  OR
ITS  AGENT  FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE
ISSUED IS REGISTERED  IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS
REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT IS MADE
TO  CEDE  & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED  BY  AN  AUTHORIZED
REPRESENTATIVE  OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE
OR OTHERWISE BY OR  TO  ANY  PERSON  IS WRONGFUL INASMUCH AS THE REGISTERED
OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     TIERS Asset-Backed Securities, Series Chamt Trust 1997-7

                           ________ NOTE
        (ISSUABLE IN MULTIPLES OF THE MINIMUM DENOMINATION)

               Description of Collateral Obligations

No.:_____________________          Face Amount:_________________
Payment Date:__________________
Interest Payment Amount:______________________
Interest Payment Dates:_______________________
CUSIP No.:________________    Last Maturity Date:_______________
Initial Call Date:_____________________

          TIERS  Asset-Backed Securities,  Series  CHAMT  Trust  1997-7   a
Delaware business  trust organized and existing under the laws of the State of Delaware (herein  referred  to  as  the  "Issuer"),  for value received, hereby promises to pay to Cede & Co., or registered assigns,  all principal payments  and  interest  payments  due  on  the above-referenced Collateral
Obligations  (the  "Collateral  Obligations") on  each  Payment  Date  with respect to the Face Amount hereof  and  on  each  Interest  Payment Date in respect  of  the Interest Payment Amount hereof payable in accordance  with the Indenture,  prior  to  the  occurrence  of  an  Event  of Default and a declaration  that  the Notes are due and payable.  The amounts  payable  on this Note shall be payable  from  the  Note  Payment  Account  pursuant  to
Section  3.1  of the Indenture.  The sole obligors with respect to the Face
Amount of the principal  payment  and  the  Interest  Payment Amount of the interest payment are the issuers or obligors of the Collateral  Obligations and any other entities obligated to make payments to such Persons (or their trustees  or  other  applicable fiduciaries) with respect to the Collateral
Obligations.

          This Note is one of a duly authorized issue of Notes of the Issuer designated as its ______ Notes (herein called the "Notes"), pursuant to the terms of a Series Trust Indenture, (the "Indenture") dated as of ____, consisting of a Series Trust Indenture together with the Standard

                                A-I-1

Terms and Provisions of Trust Indenture appended thereto together with all other exhibits, schedules, appendices, supplements and amendments thereto between the Issuer and First Trust of New York, National Association, as
Indenture Trustee, pursuant to which this and other Notes have been issued.
Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. All terms used and not otherwise defined in this Note that are defined in the Indentures, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture.

          The Notes issued pursuant to the Indenture will be equally and ratably secured by the Collateral pledged as security therefor as provided in the Indenture.

          Upon the occurrence of an Event of Default and a declaration under the Indenture that the Notes are immediately due and payable (i)
Noteholders will be entitled to ratable repayment of principal on the basis of their respective unpaid principal balances and (ii) repayment in full of the accrued interest on and unpaid principal balances of the Notes will be made prior to any further payment of interest on the certificates in respect of the Certificate Principal Amount.

          Notwithstanding  the foregoing, the entire Face  Amount  of  this
Note shall be due and payable  on  the date on which Event of Default shall
have  occurred  and  be  continuing  and   the  Indenture  Trustee  or  the
Noteholders representing not less than 25% of the Outstanding Amount of the
Notes have declared the Notes to be immediately  due  and  payable  in  the manner  provided  in Section 5.2 of the Indenture.  All payments in respect of the Face Amount  hereof  shall  be  made  pro rata to the Holders of the
Notes.

          Payments of in respect of the Face Amount  on  this Note shall be due  and  payable  on  each  Payment  Date and payments in respect  of  the
Interest Payment Amount shall be due and  payable  on  the Interest Payment
Dates, if not in full payment of this Note, shall be made  by  check mailed to the Person whose name appears as the Registered Holder of this  Note (or one  or  more  Predecessor  Notes) on the Note Register as of the close  of business  on each Record Date,  except  that  with  respect  to  the  Notes registered  on  the  Record Date in the name of the nominee of the Clearing
Agency (initially such  nominee to be Cede & Co.), payments will be made by wire transfer in immediately  available  funds to the account designated by such nominee.  Such checks shall be mailed  to  the Person entitled thereto at the address of such Person as it appears on the  Note Register as of the applicable Record Date without requiring that this Note  be  submitted  for
notation  of  payment.   The  Record  Date,  with respect to any Payment or
Interest Payment Date, means the close of business  on the ________________
day of the calendar month in which such Payment Date  or  Interest  Payment
Date  occurs,  or  if  Definitive  Notes  are  issued, the (last day of the preceding Interest Period).  Any reduction in the  principal amount of this

                                A-I-2


Note (or any one or more predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, shall notify the Person who is the Registered Holder hereof as of the Record Date preceding such Payment Date by notice sent in accordance with Section 2.7(d) of the Indenture, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in New
York City.

          As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note
Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in New York City or the city in which the Corporate
Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized detonations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

          Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner
Trustee in their individual capacities, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assignee of the Indenture Trustee or the Owner Trustee in their individual capacities, except as any such person may have expressly

                                A-I-3




agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment of call owing to such entity.

          Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture such Noteholder will not, prior to the date which is one year and one day after the termination of this Indenture with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Depositor or the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Depositor or the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Depositor or the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Depositor or the Issuer.

          Prior to the due presentment of registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer of the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note shall be overdue, and neither the Issuer, the Indenture
Trustee nor any such agent shall be affected by notice to the contrary.

          The  Indenture  permits,   with  certain  exceptions  as  therein
provided, the amendment thereof and the  modification  of  the  rights  and obligations  of  the  Issuer  and  the  rights of the Noteholders under the
Indenture at any time by the Issuer with  the  consent  of  the  Holders of
Notes  representing a majority of the Outstanding Amount of all the  Notes.
The Indenture  also  contains  provisions  permitting  the Holders of Notes representing specified percentages of the Outstanding Amount  of the Notes, on  behalf  of  the  Holders of all the Notes, to waive compliance  by  the
Issuer with certain provisions  of  the Indenture and certain past defaults
under the Indenture and their consequences.   Any such consent or waiver by
the  Holder of this Note (or any one of more Predecessor  Notes)  shall  be conclusive and binding upon such Holder and upon all future Holders of this
Note and  of any Note issued upon the registration of transfer hereof or in exchange hereof  or  in lieu hereof whether or not notation of such consent or waiver is made upon this Note.  The Indenture also permits the Indenture
Trustee to amend or waive  certain  terms  and  conditions set forth in the
Indenture without the consent of the Noteholders.

          The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

          The  Issuer  is  permitted  by  the  Indenture,   under   certain
circumstances,  to  merge  or  consolidate,  subject  to  the rights of the
Indenture Trustee and the Holders of Notes under the Indenture.

                                A-I-4


          The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

          This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

          Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither the Depositor, the Indenture Trustee nor the Owner Trustee in their respective individual capacities, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns, shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Issuer. The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

          The principal of and interest of this Note are payable in such coin or currency of the United States of America which, at the time of payment, is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

          Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof or be valid or obligatory for any purpose.


                                A-I-5


          IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

               TIERS ASSET-BACKED SECURITIES, SERIES CHAMT TRUST 1997-7

               By:  Delaware Trust Capital Management, Inc.
                    not in its individual  capacity  but  solely  as  Owner
                    Trustee under the Trust Agreement


               By:______________________________
                  Name:
                  Title:





